This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776.

                                 The Alliance
--------------------------------------------------------------------------------
                                  Stock Funds
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                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application


                               November 1, 1995



     Domestic Stock Funds                 Global Stock Funds
    -The Alliance Fund                   -Alliance International Fund
    -Alliance Growth Fund                -Alliance Worldwide Privatization Fund
    -Alliance Premier Growth Fund        -Alliance New Europe Fund
    -Alliance Counterpoint Fund          -Alliance All-Asia Investment Fund
    -Alliance Technology Fund            -Alliance Global Small Cap Fund
    -Alliance Quasar Fund

                              Total Return Funds
                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund


Table of Contents                                                           Page
The Funds at a Glance.....................................................     2
Expense Information.......................................................     4
Financial Highlights......................................................     7
Glossary..................................................................    17
Description of the Funds..................................................    18
    Investment Objectives and Policies....................................    18
    Additional Investment Practices.......................................    27
    Certain Fundamental Investment Policies...............................    34
    Risk Considerations...................................................    36
Purchase and Sale of Shares...............................................    40
Management of the Funds...................................................    42
Dividends, Distributions and Taxes........................................    45
General Information.......................................................    46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105




The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Fund offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 104 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $140 billion in assets under management as of September 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund


Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Counterpoint Fund

Seeks . . . Long-term capital growth, primarily, and current income, secondarily.

Invests Principally in . . . A diversified portfolio of price-depressed, undervalued or out-of-favor equity securities.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.


Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.


Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


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                            Automatic Reinvestment
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                         Automatic Investment Program
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                               Retirement Plans
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                          Shareholder Communications
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                           Dividend Direction Plans
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                                 Auto Exchange
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                            Systematic Withdrawals
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                          A Choice Of Purchase Plans
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                            Telephone Transactions
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                              24 Hour Information
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                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                       Class A Shares       Class B Shares       Class C Shares
                                                                       --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................         4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments...................           None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................         None(a)                4.0%                  None
                                                                                              during the
                                                                                              first year,
                                                                                            decreasing 1.0%
                                                                                            annually to 0%
                                                                                               after the
                                                                                            fourth year (b)

Exchange fee.....................................................           None                 None                  None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.

                      Operating Expenses                                                      Examples
-------------------------------------------------------------      ---------------------------------------------------------------
Alliance Fund                 Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .71%        .71%        .71%       After 1 year        $ 53        $ 59         $ 19        $ 19
   12b-1 fees                   .19%       1.00%       1.00%       After 3 years       $ 74        $ 79         $ 59        $ 59
   Other expenses (a)           .15%        .18%        .16%       After 5 years       $ 98        $102         $102        $101
                               ----        ----        ----        After 10 years      $165        $199(b)      $199(b)     $220
   Total fund
      operating expenses       1.05%       1.89%       1.87%
                               ====        ====        ====
Growth Fund                   Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 56        $ 61         $ 21        $ 21
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $ 83        $ 84         $ 64        $ 64
   Other expenses (a)           .30%        .30%        .30%       After 5 years       $113        $110         $110        $110
                               ----        ----        ----        After 10 years      $198        $220(b)      $220(b)     $239
   Total fund
      operating expenses       1.35%       2.05%       2.05%
                               ====        ====        ====
Premier Growth Fund           Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees             1.00%       1.00%       1.00%       After 1 year        $ 60        $ 65         $ 25        $ 25
   12b-1 fees                   .37%       1.00%       1.00%       After 3 years       $ 97        $ 97         $ 77        $ 77
   Other expenses (a)           .44%        .46%        .45%       After 5 years       $136        $131         $131        $131
                               ----        ----        ----        After 10 years      $246        $248(b)      $243(b)     $279
   Total fund
      operating expenses       1.81%       2.46%       2.45%
                               ====        ====        ====
Counterpoint Fund             Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 61        $ 68         $ 28        $ 27
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $101        $105         $ 85        $ 83
   Other expenses (a)           .89%        .98%        .91%       After 5 years       $143        $144         $144        $141
                               ----        ----        ----        After 10 years      $259        $287(b)      $287(b)     $299
   Total fund
      operating expenses       1.94%       2.73%       2.66%
                               ====        ====        ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Technology Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 24
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 93        $ 96        $ 76          $ 75
   Other expenses (a)                 .36%      .43%      .41%     After 5 years      $129        $130        $130          $129
                                     ----      ----      ----      After 10 years     $231        $258(b)     $258(b)       $275
   Total fund
      operating expenses             1.66%     2.43%     2.41%
                                     ====      ====      ====
Quasar Fund                         Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 25
   12b-1 fees                         .21%     1.00%     1.00%     After 3 years      $ 93        $ 98        $ 78          $ 77
   Other expenses (a)                 .46%      .50%      .48%     After 5 years      $129        $133        $133          $132
                                     ----      ----      ----      After 10 years     $232        $263(b)     $263(b)       $282
   Total fund
      operating expenses             1.67%     2.50%     2.48%
                                     ====      ====      ====
International Fund                  Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 66        $ 26          $ 26
   12b-1 fees                         .18%     1.00%     1.00%     After 3 years      $ 95        $100        $ 80          $ 79
   Other expenses (a)                 .55%      .57%      .54%     After 5 years      $132        $137        $137          $135
                                     ----      ----      ----      After 10 years     $238        $270(b)     $270(b)       $288
   Total fund
      operating expenses             1.73%     2.57%     2.54%
                                     ====      ====      ====
Worldwide Privatization Fund        Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 60        $ 65        $ 25          $ 25
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 96        $ 97        $ 77          $ 77
   Other expenses (a)                 .48%      .48%      .48%     After 5 years      $135        $132        $132          $132
                                     ----      ----      ----      After 10 years     $243        $264(b)     $264(b)       $282
   Total fund
      operating expenses             1.78%     2.48%     2.48%
                                     ====      ====      ====
New Europe Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.07%     1.07%     1.07%     After 1 year       $ 63        $ 68        $ 28          $ 28
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $105        $107        $ 87          $ 86
   Other expenses (a)                 .72%      .72%      .71%     After 5 years      $150        $147        $147          $147
                                     ----      ----      ----      After 10 years     $274        $295(b)     $295(b)       $311
   Total fund
      operating expenses             2.09%     2.79%     2.78%
                                     ====      ====      ====
All-Asia Investment Fund            Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                                                 After 1 year       $ 70        $ 75        $ 35          $ 35
     (after waiver) (c)              0.00%     0.00%     0.00%     After 3 years      $126        $127        $107          $107
   12b-1 fees                         .30%     1.00%     1.00%     After 5 years      $184        $182        $182          $182
   Other expenses                                                  After 10 years     $342        $362(b)     $362(b)       $377
      Administration fees
        (after waiver) (f)           0.00%     0.00%     0.00%
      Other operating expenses (a)
        (after reimbursement) (d)    2.50%     2.50%     2.50%
                                     ----      ----      ----
   Total other expenses              2.50%     2.50%     2.50%
                                     ----      ----      ----
   Total fund
      operating expenses (d)         2.80%     3.50%     3.50%
                                     ====      ====      ====
Global Small Cap Fund               Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 67        $ 72        $ 32          $ 33
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118        $119        $ 99          $100
   Other expenses (a)                1.24%     1.20%     1.25%     After 5 years      $172        $167        $167          $170
                                     ----      ----      ----      After 10 years     $318        $335(b)     $335(b)       $355
   Total fund
      operating expenses (g)         2.54%     3.20%     3.25%
                                     ====      ====      ====
Strategic Balanced Fund             Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees
      (after waiver) (c)              .45%      .45%      .45%     After 1 year       $ 56        $ 61        $ 21          $ 21
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 85        $ 86        $ 66          $ 66
   Other expenses (a)                                              After 5 years      $116        $113        $113          $113
      (after reimbursement) (d)       .65%      .65%      .65%     After 10 years     $203        $225(b)     $225(b)       $243
                                     ----      ----      ----
   Total fund
      operating expenses (d)         1.40%     2.10%     2.10%
                                     ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Balanced Shares                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .63%      .63%      .63%     After 1 year       $ 55         $ 61        $ 21          $ 21
   12b-1 fees                         .24%     1.00%     1.00%     After 3 years      $ 83         $ 86        $ 66          $ 65
   Other expenses (a)                 .45%      .48%      .46%     After 5 years      $112         $113        $113          $112
                                     ----      ----      ----      After 10 years     $195         $224(b)     $224(b)       $242
   Total fund
      operating expenses             1.32%     2.11%     2.09%
                                     ====      ====      ====
Income Builder Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 67         $ 71        $ 31          $ 27
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118         $115        $ 95          $ 83
   Other expenses (a)                1.47%     1.34%      .92%     After 5 years      $171         $162        $162          $141
                                     ----      ----      ----      After 10 years     $316         $327(b)     $327(b)       $300
   Total fund
      operating expenses             2.52%     3.09%     2.67%
                                     ====      ====      ====
Utility Income Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 57         $ 62        $ 22          $ 22
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 88         $ 89        $ 69          $ 69
   Other expenses (a)                 .45%      .45%      .45%     After 5 years      $121         $118        $118          $118
                                     ----      ----      ----      After 10 years     $214         $236(b)     $236(b)       $253
   Total fund
      operating expenses (e)         1.50%     2.20%     2.20%
                                     ====      ====      ====
Growth and Income Fund              Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .53%      .53%      .53%     After 1 year       $ 53         $ 59        $ 19          $ 19
   12b-1 fees                         .20%     1.00%     1.00%     After 3 years      $ 74         $ 78        $ 58          $ 58
   Other expenses (a)                 .30%      .32%      .31%     After 5 years      $ 97         $100        $100          $100
                                     ----      ----      ----      After 10 years     $163         $195(b)     $195(b)       $216
   Total fund
      operating expenses             1.03%     1.85%     1.84%
                                     ====      ====      ====

--------------------------------------------------------------------------------
  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .76%, .74% and .75%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.81%, 2.49% and 2.50%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 7.81%, 7.83% and 7.83%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 9.26%, 9.98% and 9.98%, respectively, for Class A, Class B and Class C shares.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 13.72%, 14.42% and 14.42%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Net of expense reimbursements. Absent of expense reimbursements, total fund operating expenses for Global Small Cap Fund would be 2.61%, 3.27% and 3.31%, respectively, for Class A, Class B and Class C shares.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Alliance Premier Growth Fund and All-Asia Investment Fund reflects estimated annualized expenses for the Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Funds' current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund and Worldwide Privatization Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Counterpoint Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Counterpoint Fund, Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has, except as noted otherwise, been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for Counterpoint Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, except All-Asia Investment Fund which has not yet been audited or it has not completed a fiscal year, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
All-Asia Investment Fund
   Class A
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .11 (c)        $  .13             $  .24           $ 0.00          $ 0.00
   Class B
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .09 (c)        $  .13             $  .22           $ 0.00          $ 0.00
   Class C
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .08 (c)        $  .16             $  .24           $ 0.00          $ 0.00
Alliance Fund
   Class A
   12/1/94 to 5/31/95+++.....     $  6.63        $  .01            $  .81             $  .82           $ (.01)        $ (1.00)
   1/1/94 to 11/30/94**......        6.85           .01              (.23)              (.22)            0.00            0.00
   Year ended 12/31/93.......        6.68           .02               .93                .95             (.02)           (.76)
   Year ended 12/31/92.......        6.29           .05               .87                .92             (.05)           (.48)
   Year ended 12/31/91.......        5.22           .07              1.70               1.77             (.07)           (.63)
   Year ended 12/31/90.......        6.87           .09              (.32)              (.23)            (.18)          (1.24)
   Year ended 12/31/89.......        5.60           .12              1.19               1.31             (.04)           0.00
   Year ended 12/31/88.......        5.15           .08               .80                .88             (.08)           (.35)
   Year ended 12/31/87.......        6.87           .08               .27                .35             (.13)          (1.94)
   Year ended 12/31/86.......       11.15           .11               .87                .98             (.10)          (5.16)
   Year ended 12/31/85.......        9.18           .20              2.51               2.71             (.23)           (.51)
   Class B
   12/1/94 to 5/31/95+++.....     $  6.50        $  .05            $  .72             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.76          (.03)             (.23)              (.26)            0.00            0.00
   Year ended 12/31/93.......        6.64          (.03)              .91                .88             0.00            (.76)
   Year ended 12/31/92.......        6.27          (.01)(b)           .87                .86             (.01)           (.48)
   3/4/91++ to 12/31/91......        6.14           .01 (b)           .79                .80             (.04)           (.63)
   Class C
   12/1/94 to 5/31/95+++.....     $  6.50        $ (.10)           $  .87             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.77          (.03)             (.24)              (.27)            0.00            0.00
   5/3/93++ to 12/31/93......        6.67          (.02)              .88                .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/94 to 4/30/95+++.....     $ 25.08        $  .08            $  .88             $  .96           $ (.11)        $  (.41)
   5/1/94 to 10/31/94**......       23.89           .09              1.10               1.19             0.00            0.00
   Year ended 4/30/94........       22.67          (.01)(c)          3.55               3.54             0.00           (2.32)
   Year ended 4/30/93........       20.31           .05 (c)          3.68               3.73             (.14)          (1.23)
   Year ended 4/30/92........       17.94           .29 (c)          3.95               4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91.......       13.61           .17 (c)          4.22               4.39             (.06)           0.00
   Class B
   11/1/94 to 4/30/95+++.....     $ 21.21        $ 0.00            $  .74             $  .74           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.27           .01               .93                .94             0.00            0.00
   Year ended 4/30/94........       19.68          (.07)(c)          2.98               2.91             0.00           (2.32)
   Year ended 4/30/93........       18.16          (.06)(c)          3.23               3.17             (.03)          (1.62)
   Year ended 4/30/92........       16.88           .17 (c)          3.67               3.84             (.21)          (2.35)
   Year ended 4/30/91........       14.38           .08 (c)          3.22               3.30             (.09)           (.71)
   Year ended 4/30/90........       14.13           .01 (b)(c)       1.26               1.27             0.00           (1.02)
   Year ended 4/30/89........       12.76          (.01)(c)          2.44               2.43             0.00           (1.06)
   10/23/87+ to 4/30/88......       10.00          (.02)(c)          2.78               2.76             0.00            0.00
   Class C
   11/1/94 to 4/30/95+++.....     $ 21.22        $ 0.00            $  .73             $  .73           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.28           .01               .93                .94             0.00            0.00
   8/2/93++ to 4/30/94.......       21.47          (.02)(c)          1.15               1.13             0.00           (2.32)
Premier Growth Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 11.41        $ (.02)           $ 2.15             $ 2.13           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.78          (.09)             (.28)              (.37)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.05)             1.05               1.00             (.01)           0.00
   9/28/92+ to 11/30/92......       10.00           .01               .78                .79             0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 11.29        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.15)             (.28)              (.43)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.10)             1.03                .93             0.00            0.00
   9/28/92+ to 11/30/92......       10.00          0.00               .79                .79             0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 11.30        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.09)             (.33)              (.42)            0.00
   5/3/93++ to 11/30/93......       10.48          (.05)             1.29               1.24             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ 0.00           $10.24          2.40%          $    1,917           .19%*          3.44%*            51%

       $ 0.00           $10.22          2.20%          $    3,019           .90%*          2.73%*            51%

       $ 0.00           $10.24          2.40%          $      185           .71%*          2.87%*            51%


       $(1.01)          $ 6.44         15.01%          $  812,401          1.07%*           .44%*            41%
         0.00             6.63         (3.21)             760,679          1.05*            .21*             63
         (.78)            6.85         14.26              831,814          1.01             .27              66
         (.53)            6.68         14.70              794,733           .81             .79              58
         (.70)            6.29         33.91              748,226           .83            1.03              74
        (1.42)            5.22         (4.36)             620,374           .81            1.56              71
         (.04)            6.87         23.42              837,429           .75            1.79              81
         (.43)            5.60         17.10              760,619           .82            1.38              65
        (2.07)            5.15          4.90              695,812           .76            1.03             100
        (5.26)            6.87         12.60              652,009           .61            1.39              46
         (.74)           11.15         31.52              710,851           .59            1.96              62

       $(1.00)          $ 6.27         14.36%          $   22,603          1.88%*          (.32)%*           41%
         0.00             6.50         (3.85)              18,138          1.89*           (.60)*            63
         (.76)            6.76         13.28               12,402          1.90            (.64)             66
         (.49)            6.64         13.75                3,825          1.64            (.04)             58
         (.67)            6.27         13.10                  852          1.64*            .10*             74

       $(1.00)          $ 6.27         14.36%          $    6,868          1.91%*          (.38)%*           41%
         0.00             6.50         (3.99)               6,230          1.87*           (.59)*            63
         (.76)            6.77         13.95                4,006          1.94*           (.74)*            66


       $ (.52)          $25.52          4.04%          $  213,281          1.37%*           .69%*            25%
         0.00            25.08          4.98              167,800          1.35*            .86*             24
        (2.32)           23.89         15.66              102,406          1.40 (f)         .32              87
        (1.37)           22.67         18.89               13,889          1.40 (f)         .20             124
        (1.87)           20.31         23.61                8,228          1.40 (f)        1.44             137
         (.06)           17.94         32.40                  713          1.40*(f)        1.99*            130

       $ (.42)          $21.53          3.68%          $1,051,753          2.07%*          (.01)%*           25%
         0.00            21.21          4.64              751,521          2.05*            .16*             24
        (2.32)           20.27         14.79              394,227          2.10 (f)        (.36)             87
        (1.65)           19.68         18.16               56,704          2.15 (f)        (.53)            124
        (2.56)           18.16         22.75               37,845          2.15 (f)         .78             137
         (.80)           16.88         24.72               22,710          2.10 (f)         .56             130
        (1.02)           14.38          8.81               15,800          2.00 (f)         .07             165
        (1.06)           14.13         20.31                7,672          2.00 (f)        (.03)            139
         0.00            12.76         27.60                1,938          2.00*(f)        (.40)*            52

       $ (.42)          $21.53          3.63%          $  154,857          2.07%*          (.01)%*           25%
         0.00            21.22          4.64              114,455          2.05*            .16*             24
        (2.32)           20.28          5.27               64,030          2.10*(f)        (.31)*            87


       $ (.67)          $12.87         19.94%          $   41,921          1.92%*          (.36)%*           58%
         0.00            11.41         (3.14)              35,146          1.96            (.67)             98
         (.01)           11.78          9.26               40,415          2.18            (.61)             68
         0.00            10.79          7.90                4,893          2.17*(f)         .91*(f)           0

       $ (.67)          $12.70         19.70%          $  157,167          2.43%*          (.88)%*           58%
         0.00            11.29         (3.67)             139,988          2.47           (1.19)             98
         0.00            11.72          8.64              151,600          2.70           (1.14)             68
         0.00            10.79          7.90               19,941          2.68*(f)         .35*(f)           0

       $ (.67)          $12.71         19.68%          $    8,638          2.42%*          (.87)%*           58%
         0.00            11.30         (3.58)               7,332          2.47           (1.16)             98
         0.00            11.72         11.83                3,899          2.79*          (1.35)*            68

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Counterpoint Fund
   Class A
   10/1/94 to 3/31/95+++.....     $17.14           $(.07)           $ 1.31            $ 1.24            $0.00          $(2.62)
   Year ended 9/30/94........      20.89            (.10)             (.82)             (.92)            0.00           (2.83)
   Year ended 9/30/93........      19.45            (.01)             2.60              2.59             (.04)          (1.11)
   Year ended 9/30/92........      19.08             .13              1.76              1.89             (.16)          (1.36)
   Year ended 9/30/91........      15.18             .17              4.92              5.09             (.20)           (.99)
   Year ended 9/30/90........      19.86             .23             (3.63)            (3.40)            (.20)          (1.08)
   Year ended 9/30/89........      15.02             .21              5.30              5.51             (.23)           (.44)
   Year ended 9/30/88........      18.05             .27             (2.09)            (1.82)            (.26)           (.95)
   Year ended 9/30/87........      14.26             .26              4.20              4.46             (.36)           (.31)
   Year ended 9/30/86........      10.98             .37              3.31              3.68             (.35)           (.09)
   2/28/85+ to 9/30/85.......      10.00             .13               .85               .98             0.00            0.00
   Class B
   10/1/94 to 3/31/95+++.....     $16.94           $(.07)           $ 1.23            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.82            (.08)             (.97)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.07)             2.38              2.31             0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $16.95           $(.10)           $ 1.26            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.83            (.14)             (.91)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.05)             2.37              2.32             0.00            0.00
Technology Fund
   Class A
   12/1/94 to 5/31/95+++.....     $31.98           $(.11)           $ 7.94            $ 7.83            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      26.12            (.32)             6.18              5.86             0.00            0.00
   Year ended 12/31/93.......      28.20            (.29)             6.39              6.10             0.00           (8.18)
   Year ended 12/31/92.......      26.38            (.22)(b)          4.31              4.09             0.00           (2.27)
   Year ended 12/31/91.......      19.44            (.02)            10.57             10.55             0.00           (3.61)
   Year ended 12/31/90.......      21.57            (.03)             (.56)             (.59)            0.00           (1.54)
   Year ended 12/31/89.......      20.35            0.00              1.22              1.22             0.00            0.00
   Year ended 12/31/88.......      20.22            (.03)              .16               .13             0.00            0.00
   Year ended 12/31/87.......      23.11            (.10)             4.54              4.44             0.00           (7.33)
   Year ended 12/31/86.......      20.64            (.14)             2.62              2.48             (.01)           0.00
   Year ended 12/31/85.......      16.52             .02              4.30              4.32             (.20)           0.00
   Class B
   12/1/94 to 5/31/95+++.....     $31.61           $(.14)           $ 7.75            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.23)             5.86              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.12)             6.84              6.72             0.00           (8.18)
   Class C
   12/1/94 to 5/31/95+++.....     $31.61           $(.18)           $ 7.79            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.24)             5.87              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.13)             6.85              6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/94 to 3/31/95+++.....     $22.65           $(.13)           $  .54           $   .41            $0.00          $(3.86)
   Year ended 9/30/94........      24.43            (.60)             (.36)             (.96)            0.00            (.82)
   Year ended 9/30/93........      19.34            (.41)             6.38              5.97             0.00            (.88)
   Year ended 9/30/92........      21.27            (.24)            (1.53)            (1.77)            0.00            (.16)
   Year ended 9/30/91........      15.67            (.05)             5.71              5.66             (.06)           0.00
   Year ended 9/30/90........      24.84             .03 (b)         (7.18)            (7.15)            0.00           (2.02)
   Year ended 9/30/89........      17.60             .02 (b)          7.40              7.42             0.00            (.18)
   Year ended 9/30/88........      24.47            (.08)            (2.08)            (2.16)            0.00           (4.71)
   Year ended 9/30/87(d).....      21.80            (.14)             5.88              5.74             0.00           (3.07)
   Year ended 9/30/86(d).....      17.25            0.00              5.54              5.54             (.03)           (.96)
   Year ended 9/30/85(d).....      14.67             .04              2.87              2.91             (.11)           (.22)
   Class B
   10/1/94 to 3/31/95+++.....     $21.92           $(.19)           $  .50           $   .31            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.53)             (.61)            (1.14)            0.00            (.82)
   Year ended 9/30/93........      19.07            (.18)             5.87              5.69             0.00            (.88)
   Year ended 9/30/92........      21.14            (.39)            (1.52)            (1.91)            0.00            (.16)
   Year ended 9/30/91........      15.66            (.13)             5.67              5.54             (.06)           0.00
   9/17/90++ to 9/30/90......      17.17            (.01)            (1.50)            (1.51)            0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $21.92           $(.20)           $  .53           $   .33            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.36)             (.78)            (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93.......      20.33            (.10)             3.65              3.55             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

        $(2.62)         $15.76            9.07%         $ 36,714          2.23%*            (.84)%*             8%
         (2.83)          17.14           (4.91)           42,712          1.94              (.43)              25
         (1.15)          20.89           13.76            67,356          1.79              (.04)              48
         (1.52)          19.45           10.76            70,876          1.62               .79               39
         (1.19)          19.08           35.39            59,690          1.64              1.02               38
         (1.28)          15.18          (17.91)           49,198          1.72              1.38               57
          (.67)          19.86           38.25            60,478          1.69              1.28               37
         (1.21)          15.02           (8.94)           44,789          1.76              1.93               33
          (.67)          18.05           32.24            57,752          1.64 (f)          1.68 (f)           24
          (.40)          14.26           34.00            36,713          1.55 (f)          2.88 (f)           17
          0.00           10.98            9.80            22,365          1.50*(f)          3.20*(f)            6

        $(2.62)         $15.48            8.67%         $  1,303          3.03%*           (1.57)%*             8%
         (2.83)          16.94           (5.63)              527          2.73             (1.17)              25
          0.00           20.82           12.48               120          3.35*            (1.60)*             48

        $(2.62)         $15.49            8.66%         $    483          2.94%*           (1.54)%*             8%
         (2.83)          16.95           (5.62)              418          2.66             (1.11)              25
          0.00           20.83           12.53               242          3.22*            (1.34)*             48


        $(3.17)         $36.64           27.21%         $255,131          1.59%*            (.65)%*            23%
          0.00           31.98           22.43           202,929          1.66*            (1.22)*             55
         (8.18)          26.12           21.63           173,732          1.73             (1.32)              64
         (2.27)          28.20           15.50           173,566          1.61              (.90)              73
         (3.61)          26.38           54.24           191,693          1.71              (.20)             134
         (1.54)          19.44           (3.08)          131,843          1.77              (.18)             147
          0.00           21.57            6.00           141,730          1.66               .02              139
          0.00           20.35            0.64           169,856          1.42(f)           (.16)(f)          139
         (7.33)          20.22           19.16           167,608          1.31(f)           (.56)(f)          248
          (.01)          23.11           12.03           147,733          1.13(f)           (.57)(f)          141
          (.20)          20.64           26.24           147,114          1.14(f)            .07 (f)          259

        $(3.17)         $36.05           26.80%         $ 88,367          2.47%*           (1.51)%*            23%
          0.00           31.61           21.67            18,397          2.43*            (1.95)*             55
         (8.18)          25.98           24.49             1,645          2.57*            (2.30)*             64

        $(3.17)         $36.05           26.80%         $ 16,555          2.45%*           (1.49)%*            23%
          0.00           31.61           21.67             7,470          2.41*            (1.94)*             55
         (8.18)          25.98           24.49             1,096          2.52*            (2.25)*             64


        $(3.86)         $19.20            3.89%         $131,172          1.80%*           (1.26)%*            80%
          (.82)          22.65           (4.05)          155,470          1.67             (1.15)             110
          (.88)          24.43           31.58           228,874          1.65             (1.00)             102
          (.16)          19.34           (8.34)          252,140          1.62              (.89)             128
          (.06)          21.27           36.28           333,806          1.64              (.22)             118
         (2.02)          15.67          (30.81)          251,102          1.66               .16               90
          (.18)          24.84           42.68           263,099          1.73               .10               90
         (4.71)          17.60           (8.61)           90,713          1.28(f)           (.40)(f)           58
         (3.07)          24.47           29.61           134,676          1.18(f)           (.56)(f)           76
          (.99)          21.80           33.79           144,959          1.18               .02               84
          (.33)          17.25           20.29            77,067          1.18               .22               77

        $(3.86)         $18.37            3.52%         $ 12,876          2.63%*           (2.08)%*            80%
          (.82)          21.92           (4.92)           13,901          2.50             (1.98)             110
          (.88)          23.88           30.53            16,779          2.46             (1.81)             102
          (.16)          19.07           (9.05)            9,454          2.42             (1.67)             128
          (.06)          21.14           35.54             7,346          2.41             (1.28)             118
          0.00           15.66           (8.79)               71          2.09*             (.26)*             90

        $(3.86)         $18.39            3.62%         $  1,032          2.59%*           (2.06)%*            80%
          (.82)          21.92           (4.92)            1,220          2.48             (1.96)             110
          0.00           23.88           17.46               118          2.49*            (1.90)*            102

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
International Fund
   Class A
   Year ended 6/30/95.......       $18.38          $ .04            $   .01           $  .05            $0.00          $(1.62)
   Year ended 6/30/94.......        16.01           (.09)              3.02             2.93             0.00            (.56)
   Year ended 6/30/93.......        14.98           (.01)              1.17             1.16             (.04)           (.09)
   Year ended 6/30/92.......        14.00            .01 (b)           1.04             1.05             (.07)           0.00
   Year ended 6/30/91.......        17.99            .05              (3.54)           (3.49)            (.03)           (.47)
   Year ended 6/30/90.......        17.24            .03               2.87             2.90             (.04)          (2.11)
   Year ended 6/30/89.......        16.09            .05               3.73             3.78             (.13)          (2.50)
   Year ended 6/30/88.......        23.70            .17              (1.22)           (1.05)            (.21)          (6.35)
   Year ended 6/30/87.......        22.02            .15               4.31             4.46             (.03)          (2.75)
   Year ended 6/30/86.......        11.94            .02              10.50            10.52             (.03)           (.41)
   Class B
   Year ended 6/30/95.......       $17.90          $(.01)           $  (.08)         $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.19) (b)          2.91             2.72             0.00            (.56)
   Year ended 6/30/93.......        14.81           (.12)              1.14             1.02             0.00            (.09)
   Year ended 6/30/92.......        13.93           (.11) (b)          1.02              .91             (.03)           0.00
   9/17/90++ to 6/30/91.....        15.52            .03              (1.12)           (1.09)            (.03)           (.47)
   Class C
   Year ended 6/30/95.......       $17.91          $(.14)           $   .05          $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.11)              2.84             2.73             0.00            (.56)
   5/3/93++ to 6/30/93......        15.93           0.00               (.19)            (.19)            0.00            0.00
Worldwide Privatization Fund
   Class A
   Year ended 6/30/95.......       $ 9.75          $ .06             $  .37           $  .43            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .01               (.26)            (.25)            0.00            0.00
   Class B
   Year ended 6/30/95.......       $ 9.74          $ .02             $  .34           $  .36            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .00               (.26)            (.26)            0.00            0.00
   Class C
   2/8/95++ to 6/30/95......       $ 9.53          $ .05             $  .52           $  .57            $0.00          $ 0.00
New Europe Fund
   Class A
   Year ended 7/31/95.......       $12.66          $ .04             $ 2.50           $ 2.54           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.53            .09                .04              .13             0.00            0.00
   Year ended 2/28/94.......         9.37            .02 (b)           3.14             3.16             0.00            0.00
   Year ended 2/28/93.......         9.81            .04               (.33)            (.29)            (.15)           0.00
   Year ended 2/29/92.......         9.76            .02 (b)            .05              .07             (.02)           0.00
   4/2/90+ to 2/28/91.......        11.11 (e)        .26               (.91)            (.65)            (.26)           (.44)
   Class B
   Year ended 7/31/95.......       $12.41          $(.05)            $ 2.44           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.32            .07                .02              .09             0.00            0.00
   Year ended 2/28/94.......         9.28           (.05) (b)          3.09             3.04             0.00            0.00
   Year ended 2/28/93.......         9.74           (.02)              (.33)            (.35)            (.11)           0.00
   3/5/91++ to 2/29/92......         9.84           (.04) (b)          (.04)            (.08)            (.02)           0.00
   Class C
   Year ended 7/31/95.......       $12.42          $(.07)            $ 2.46           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.33            .06                .03              .09             0.00            0.00
   5/3/93++ to 2/28/94......        10.21           (.04) (b)          2.16             2.12             0.00            0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/95.......       $11.08          $(.09)            $ 1.50           $ 1.41            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.24           (.15)              (.01)            (.16)            0.00            0.00
   Year ended 9/30/93.......         9.33           (.15)              2.49             2.34             0.00            (.43)
   Year ended 9/30/92.......        10.55           (.16)             (1.03)           (1.19)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.06)              2.35             2.29             0.00            0.00
   Year ended 9/30/90.......        15.54           (.05) (b)         (4.12)           (4.17)            0.00           (3.11)
   Year ended 9/30/89.......        11.41           (.03)              4.25             4.22             0.00            (.09)
   Year ended 9/30/88.......        15.07           (.05)             (1.83)           (1.88)            0.00           (1.78)
   Year ended 9/30/87.......        15.47           (.07)              4.19             4.12             (.04)          (4.48)
   Year ended 9/30/86.......        12.94            .05               3.74             3.79             (.04)          (1.22)
   Class B
   Year ended 7/31/95.......       $10.78          $(.12)            $ 1.40           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.05)            (.22)            0.00            0.00
   Year ended 9/30/93.......         9.20           (.15)              2.38             2.23             0.00            (.43)
   Year ended 9/30/92.......        10.49           (.20)             (1.06)           (1.26)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.07)              2.30             2.23             0.00            0.00
   9/17/90++ to 9/30/90.....         9.12           (.01)              (.85)            (.86)            0.00            0.00
   Class C
   Year ended 7/31/95.......       $10.79          $(.17)            $ 1.45           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.04)            (.21)            0.00            0.00
   5/3/93++ to 9/30/93......         9.86           (.05)              1.19             1.14             0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

      $(1.62)           $16.81            .59%          $165,584            1.73%             .26%            119%
        (.56)            18.38          18.68            201,916            1.90             (.50)             97
        (.13)            16.01           7.86            161,048            1.88             (.14)             94
        (.07)            14.98           7.52            179,807            1.82              .07              72
        (.50)            14.00         (19.34)           214,442            1.73              .37              71
       (2.15)            17.99          16.98            265,999            1.45              .33              37
       (2.63)            17.24          27.65            166,003            1.41              .39              87
       (6.56)            16.09          (4.20)           132,319            1.41              .84              55
       (2.78)            23.70          23.05            194,716            1.30              .77              58
        (.44)            22.02          90.87            139,326            1.29              .16              62

      $(1.62)           $16.19           (.22)%         $ 48,998            2.57%            (.62)%           119%
        (.56)            17.90          17.65             29,943            2.78            (1.15)             97
        (.09)            15.74           6.98              6,363            2.70             (.96)             94
        (.03)            14.81           6.54              5,585            2.68             (.70)             72
        (.50)            13.93          (6.97)             3,515            3.39*             .84*             71

      $(1.62)           $16.20           (.22)%         $ 19,395            2.54%            (.88)%           119%
        (.56)            17.91           17.72            13,503            2.78            (1.12)             97
        0.00             15.74          (1.19)               229            2.57*             .08*             94


      $ 0.00            $10.18           4.41%          $ 13,535            2.56%             .66%             36%
        0.00              9.75          (2.50)             4,990            2.75*            1.03*              0

      $ 0.00            $10.10           3.70%          $ 79,359            3.27%             .01%             36%
        0.00              9.74          (2.60)            22,859            3.45*             .33*              0

      $ 0.00            $10.10           5.98%          $    338           3.27%*           2.65%*             36%


      $ (.09)           $15.11          20.22%          $ 86,112            2.09%             .37%             74%
        0.00             12.66           1.04             86,739            2.06*            1.85*             35
        0.00             12.53          33.73             90,372            2.30              .17              94
        (.15)             9.37          (2.82)            79,285            2.25              .47             125
        (.02)             9.81            .74            108,510            2.24              .16              34
        (.70)             9.76          (5.63)           188,016            1.52*            2.71*             48

      $ (.09)           $14.71          19.42%          $ 34,527            2.79%           (.33)%             74%
        0.00             12.41            .73             31,404            2.76*            1.15*             35
        0.00             12.32          32.76             20,729            3.02             (.52)             94
        (.11)             9.28          (3.49)             1,732            3.00             (.50)            125
        (.02)             9.74            .03              1,423            3.02*           (.71)*             34

      $ (.09)           $14.72          19.40%          $  7,802            2.78%            (.33)%            74%
        0.00             12.42            .73             11,875            2.76*            1.15*             35
        0.00             12.33          20.77             10,886            3.00*            (.52)*            94


      $(2.11)           $10.38          16.62%          $ 60,057            2.54%(f)        (1.17)%(f)        128%
        0.00             11.08          (1.42)            61,372            2.42*           (1.26)*            78
        (.43)            11.24          25.83             65,713            2.53            (1.13)             97
        (.03)             9.33         (11.30)            58,491            2.34             (.85)            108
        0.00             10.55          27.72             84,370            2.29             (.55)            104
       (3.11)             8.26         (31.90)            68,316            1.73             (.46)             89
        (.09)            15.54          37.34            113,583            1.56             (.17)            106
       (1.78)            11.41          (8.11)            90,071            1.54 (f)         (.50) (f)         74
       (4.52)            15.07          34.11            113,305            1.41 (f)         (.44) (f)         98
       (1.26)            15.47          31.76             90,354            1.22 (f)          .30  (f)        107

      $(2.11)           $ 9.95          15.77%          $  5,164            3.20%(f)        (1.92)%(f)        128%
        0.00             10.78          (2.00)             3,889            3.15*           (1.93)*            78
        (.43)            11.00          24.97              1,150            3.26            (1.85)             97
        (.03)             9.20         (12.03)               819            3.11            (1.31)            108
        0.00             10.49          27.00                121            2.98            (1.39)            104
        0.00              8.26          (9.43)               183            2.61*           (1.30)*            89

      $(2.11)           $ 9.96          15.75%          $  1,407            3.25%(f)       (2.10)%(f)         128%
        0.00             10.79          (1.91)             1,330            3.13*          (1.92)*             78
        0.00             11.00          11.56                261            3.75*          (2.51)*             97

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/95........     $16.26          $ .34  (c)         $ 1.64           $ 1.98           $ (.22)        $  (.04)
   Period ended 7/31/94**....      16.46            .07  (c)           (.27)            (.20)            0.00            0.00
   Year ended 4/30/94........      16.97            .16  (c)            .74              .90             (.24)          (1.17)
   Year ended 4/30/93........      17.06            .39  (c)            .59              .98             (.42)           (.65)
   Year ended 4/30/92........      14.48            .27  (c)           2.80             3.07             (.17)           (.32)
   9/4/90++ to 4/30/91.......      12.51            .34  (c)           1.66             2.00             (.03)           0.00
   Class B
   Year ended 7/31/95........     $14.10          $ .22  (c)         $ 1.40           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.30            .03  (c)           (.23)            (.20)            0.00            0.00
   Year ended 4/30/94........      14.92            .06  (c)            .63              .69             (.14)          (1.17)
   Year ended 4/30/93........      15.51            .23  (c)            .53              .76             (.25)          (1.10)
   Year ended 4/30/92........      13.96            .22  (c)           2.70             2.92             (.29)          (1.08)
   Year ended 4/30/91........      12.40            .43  (c)           1.60             2.03             (.47)           0.00
   Year ended 4/30/90........      11.97            .50  (b)(c)         .60             1.10             (.25)           (.42)
   Year ended 4/30/89........      11.45            .48  (c)           1.11             1.59             (.30)           (.77)
   10/23/87+ to 4/30/88......      10.00            .13  (c)           1.38             1.51             (.06)           0.00
   Class C
   Year ended 7/31/95........     $14.11          $ .16  (c)        $  1.46           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.31            .03  (c)           (.23)            (.20)            0.00            0.00
   8/2/93++ to 4/30/94.......      15.64            .15  (c)           (.17)            (.02)            (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/95........     $13.38              $ .46          $ 1.62           $ 2.08           $ (.36)        $  (.02)
   Period ended 7/31/94**....      14.40                .29            (.74)            (.45)            (.28)           (.29)
   Year ended 9/30/93........      13.20                .34            1.29             1.63             (.43)           0.00
   Year ended 9/30/92........      12.64                .44             .57             1.01             (.45)           0.00
   Year ended 9/30/91........      10.41                .46            2.17             2.63             (.40)           0.00
   Year ended 9/30/90........      14.13                .45           (2.14)           (1.69)            (.40)          (1.63)
   Year ended 9/30/89........      12.53                .42            2.18             2.60             (.46)           (.54)
   Year ended 9/30/88........      16.33                .46           (1.07)            (.61)            (.44)          (2.75)
   Year ended 9/30/87........      14.64                .67            1.62             2.29             (.60)           0.00
   Year ended 9/30/86........      11.74                .68            3.40             4.08             (.65)           (.53)
   Class B
   Year ended 7/31/95........     $13.23              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.27                .22            (.75)            (.53)            (.22)           (.29)
   Year ended 9/30/93........      13.13                .29            1.22             1.51             (.37)           0.00
   Year ended 9/30/92........      12.61                .37             .54              .91             (.39)           0.00
   2/4/91++ to 9/30/91.......      11.84                .25             .80             1.05             (.28)           0.00
   Class C
   Year ended 7/31/95........     $13.24              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.28                .24            (.77)            (.53)            (.22)           (.29)
   5/3/93++ to 9/30/93.......      13.63                .11             .71              .82             (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/94 to 4/30/95+++.....     $ 9.69              $ .28         $   .04          $   .32           $ (.25)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .96           (1.02)            (.06)            (.05)(g)        (.20)
   Class B
   11/1/94 to 4/30/95+++.....     $ 9.68              $ .24         $   .06          $   .30           $ (.22)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .88            (.98)            (.10)            (.06)(g)        (.16)
   Class C
   11/1/94 to 4/30/95+++.....     $ 9.66              $ .25         $   .04          $   .29           $ (.22)         $ 0.00
   Year ended 10/31/94.......      10.47                .50            (.85)            (.35)            (.11)(g)        (.35)
   Year ended 10/31/93.......       9.80                .52             .51             1.03             (.36)           0.00
   Year ended 10/31/92.......      10.00                .55            (.28)             .27             (.47)           0.00
   10/25/91+ to 10/31/91.....      10.00                .01            0.00              .01             (.01)           0.00
Utility Income Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .20 (c)     $   .67          $   .87           $ (.23)         $ 0.00
   Year ended 11/30/94.......       9.92                .42 (c)        (.89)            (.47)            (.48)           0.00
   10/18/93+ to 11/30/93.....      10.00                .02 (c)        (.10)            (.08)            0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 8.96              $ .15 (c)     $   .69          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.91                .37 (c)        (.91)            (.54)            (.41)           0.00
   10/18/93+ to 11/30/93.....      10.00                .01 (c)        (.10)            (.09)            0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .13 (c)     $   .71          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.92                .39 (c)        (.93)            (.54)            (.41)           0.00
   10/27/93+ to 11/30/93.....      10.00                .01 (c)        (.09)            (.08)            0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

    $  (.26)           $17.98             12.40%          $ 10,952       1.40% (f)         2.07%              172%
       0.00             16.26             (1.22)             9,640       1.40* (f)         1.63*               21
      (1.41)            16.46              5.06              9,822       1.40  (f)         1.67               139
      (1.07)            16.97              5.85              8,637       1.40  (f)         2.29                98
       (.49)            17.06             20.96              6,843       1.40  (f)         1.92               103
       (.03)            14.48             16.00                443       1.40* (f)         3.54*              137

    $  (.16)           $15.56             11.63%          $ 37,301       2.10% (f)         1.38%              172%
       0.00             14.10             (1.40)            43,578       2.10* (f)          .92*               21
      (1.31)            14.30              4.29             43,616       2.10  (f)          .93               139
      (1.35)            14.92              4.96             36,155       2.15  (f)         1.55                98
      (1.37)            15.51             20.14             31,842       2.15  (f)         1.34               103
       (.47)            13.96             16.73             22,552       2.10  (f)         3.23               137
       (.67)            12.40              8.85             19,523       2.00  (f)         3.85               120
      (1.07)            11.97             14.66              5,128       2.00  (f)         4.31               103
       (.06)            11.45             15.10              2,344       2.00* (f)         2.44*               72

    $  (.16)           $15.57             11.62%          $  4,113       2.10% (f)         1.38%              172%
       0.00             14.11             (1.40)             4,317       2.10* (f)          .93*               21
      (1.31)            14.31               .45              4,289       2.10* (f)          .69*               139


    $  (.38)           $15.08             15.99%          $122,033       1.32%             3.12%              179%
       (.57)            13.38             (3.21)           157,637       1.27*             2.50*              116
       (.43)            14.40             12.52            172,484       1.35              2.50               188
       (.45)            13.20              8.14            143,883       1.40              3.26               204
       (.40)            12.64             25.52            154,230       1.44              3.75                70
      (2.03)            10.41            (13.12)           140,913       1.36              4.01               169
      (1.00)            14.13             22.27            159,290       1.42              3.29               132
      (3.19)            12.53             (1.10)           111,515       1.42              3.74               190
       (.60)            16.33             15.80            129,786       1.17              4.14               136
      (1.18)            14.64             35.01             78,900        .99              4.78                26

    $  (.30)           $14.88             15.07%          $ 15,080       2.11%             2.30%              179%
       (.51)            13.23             (3.80)            14,347       2.05*             1.73*              116
       (.37)            14.27             11.65             12,789       2.13              1.72               188
       (.39)            13.13              7.32              6,499       2.16              2.46               204
       (.28)            12.61              8.96              1,830       2.13*             3.19*               70

    $  (.30)           $14.89             15.06%          $  5,108       2.09%             2.32%              179%
       (.51)            13.24             (3.80)             6,254       2.03*             1.81*              116
       (.17)            14.28              6.01              1,487       2.29*             1.47*              188


    $  (.25)           $ 9.76              3.48%          $  1,237       2.25%*            6.00%*             105%
       (.25)             9.69              (.54)               600       2.52*             6.11*              126

    $  (.22)           $ 9.76              3.21%          $  2,876       2.93%*            5.30%*             105%
       (.22)             9.68              (.99)             1,998       3.09*             5.07*              126

    $  (.22)           $ 9.73              3.11%          $ 52,193       2.89%*            5.28%*             105%
       (.46)             9.66             (3.44)            64,027       2.67              3.82               126
       (.36)            10.47             10.65            106,034       2.32              6.85               101
       (.47)             9.80              2.70            152,617       2.33              5.47               108
       (.01)            10.00               .11             41,813       0.00* (f)          .94*                0


    $  (.23)           $ 9.61              9.71%          $  2,510       1.50%*(f)         3.42*%              63%
       (.48)             8.97             (4.86)             1,068       1.50  (f)         4.13                30
       0.00              9.92              (.80)               229       1.50* (f)         2.35*               11

    $  (.20)           $ 9.60              9.31%          $  5,580       2.20%*(f)         2.74*%              63%
       (.41)             8.96             (5.59)             2,353       2.20  (f)         3.53                30
       0.00              9.91              (.90)               244       2.20* (f)         2.84*               11

    $  (.20)           $ 9.61              9.41 %         $  3,504       2.20%*(f)         2.83*%              63%
       (.41)             8.97             (5.58)             2,651       2.20  (f)         3.60                30
       0.00              9.92              (.80)                18       2.20* (f)         3.08*               11

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Growth and Income Fund
   Class A
   11/1/94 to 4/30/95+++....     $ 2.35            $ .02            $   .13           $   .15          $ (.03)         $ (.12)
   Year ended 10/31/94......       2.61              .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93......       2.48              .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92......       2.52              .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91......       2.28              .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90......       3.02              .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89......       3.05              .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88......       3.48              .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87......       3.52              .11               (.03)              .08            (.12)           0.00
   Year ended 10/31/86......       3.01              .12                .92              1.04            (.13)           (.40)
   Year ended 10/31/85......       2.93              .14                .42               .56            (.15)           (.33)
   Class B
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93......       2.47              .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92......       2.52              .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91.....       2.40              .04                .12               .16            (.04)           0.00
   Class C
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   5/3/93++ to 10/31/93.....       2.43              .02                .17               .19            (.02)           0.00

--------------------------------------------------------------------------------
  + Commencement of operations.

 ++ Commencement of distribution.

+++ Unaudited.

  * Annualized.

 ** Reflects a change in fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) Based on average shares outstanding.

(c) Net of fee waiver and/or expense reimbursement.

(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.

(e) Net of offering costs of ($.05).

(f) Net of expenses assumed and/or waived/reimbursed. If Growth Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 8.79% (annualized) for 1991, 1.94% for 1992, 1.84% for 1993 and
    1.46% for the fiscal period ended April 30, 1994; with respect to Class B shares, 13.92% (annualized) for 1988, 7.03% for 1989, 3.62% for 1990, 3.06%
    for 1991, 2.65% for 1992, 2.52% for 1993 and 2.13% for the fiscal period ended April 30, 1994; and with respect to Class C shares, 2.13% (annualized) for the fiscal period ended April 30, 1994. If Premier Growth Fund had borne all expenses, the expense ratios would have been 3.33% (annualized) and 3.78% (annualized) for Class A and Class B shares, respectively; and net investment income ratios would have been (.25)% (annualized) and (.75)% (annualized) for Class A and Class B shares, respectively. If Counterpoint Fund had borne all expenses, the expense ratios for Class A shares would have been 1.77% (annualized), 1.60% and 1.73% for the periods ended in 1985, 1986 and 1987, respectively; and the investment income ratios for Class A shares would have been 2.93% (annualized) for 1985, 2.83% for 1986 and 1.51% for 1987. If Technology Fund had borne all expenses, the expense ratios would have been 1.43%, 1.40%, 1.59% and 1.73% for the periods ended in 1985, 1986, 1987, and 1988, respectively; and the investment income ratios would have been (.23)% for 1985, (.85)% for 1986, (.84)% for 1987, and (.46)% for
    1988. If Quasar Fund had borne all expenses, the expense ratios would have been 1.37% for 1987 and 1.64% for 1988; and the investment income ratios would have been (.75)% for 1987 and (.75)% for 1988. If Global Small Cap Fund had borne all expenses, the expense ratios would have been 1.33% for 1986, 1.61% for 1987 and 1.86% for 1988; and 2.61%, 3.27%, and 3.31% for
    Class A, Class B and Class C shares, respectively, for the fiscal year ended July 31, 1995 and the investment income ratios would have been .19% for 1986, (.63)% for 1987 and (.82)% for 1988. If Strategic Balanced Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 11.59% (annualized) for 1991, 2.05% for 1992, 1.85% for 1993, 1.70% for the fiscal year ended April 30, 1994, 1.94% (annualized) for the fiscal period ended July 31, 1994, and 1.81% for fiscal year ended July 31, 1995; with respect to Class B shares, 10.61% (annualized) for 1988, 7.82% for 1989, 3.59% for 1990, 2.93% for 1991, 2.70% for 1992, 2.56% for
    1993, 2.42% for the fiscal year ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.49% for fiscal year ended July 31, 1995; and with respect to Class C shares, 2.07% (annualized) for the fiscal period ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.50% for the fiscal year ended July 31, 1995. If Income Builder Fund had borne all expenses, the expense ratio would have been 1.99% (annualized). If Utility Income Fund had borne all expenses, the expense ratios would have been 145.63% (annualized), 133.62% (annualized) and 148.03% (annualized) for Class A, Class B and Class C shares, respectively, for the fiscal period ended November 30, 1993, 13.72%, 14.42% and 14.42% for Class A, Class B and Class C shares, respectively, for 1994, and 6.70% (annualized), 7.41% (annualized), and 7.40% (annualized) for Class A, Class B, and Class C shares respectively for the fiscal period ended
    May 31, 1995.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) Includes $(.08) distribution from paid-in capital.

(k) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ (.15)           $ 2.35           5.70 %         $410,917         2.00%*         1.07%*              92%
         (.24)             2.35           (.67)           414,386         1.03           2.36                68
         (.22)             2.61          14.98            459,372         1.07           2.38                91
         (.21)             2.48           7.23            417,018         1.09           2.63               104
         (.39)             2.52          31.03            409,597         1.14           2.74                84
         (.53)             2.28          (8.55)           314,670         1.09           3.40                76
         (.56)             3.02          21.59            377,168         1.08           3.49                79
         (.86)             3.05          16.45            350,510         1.09           3.09                66
         (.12)             3.48           2.04            348,375          .86           2.77                60
         (.53)             3.52          34.92            347,679          .81           3.31                11
         (.48)             3.01          19.53            275,681          .95           3.78                15

       $ (.14)           $ 2.34           6.25 %         $108,846         1.17%*         1.88%*              92%
         (.22)             2.34          (1.50)           102,546         1.85           1.56                68
         (.20)             2.60          14.22             76,633         1.90           1.58                91
         (.20)             2.47           6.22             29,656         1.90           1.69               104
         (.04)             2.52           6.83             10,221         1.99*          1.67*               84

       $ (.14)           $ 2.34           6.25 %         $ 23,863         1.16%*         1.87%*              92%
         (.22)             2.34          (1.50)            19,395         1.84           1.61                68
         (.02)             2.60           7.85              7,774         1.96*          1.45*               91

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.


--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high-grade instruments, U.S. Government securities and high-quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities with ratings below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended September 29, 1995, the Fund did not invest in any lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Counterpoint Fund

Alliance Counterpoint Fund ("Counterpoint Fund") is a diversified investment company that seeks long-term capital growth by investing principally in price-depressed, undervalued or out-of-favor equity securities. Secondarily, the Fund seeks current income. The Fund follows a flexible investment policy which allows it to shift among equity alternatives depending on such factors as relative growth rates, normalized price-earnings ratios and yields. It selects securities based on fundamental business and financial factors (e.g., financial strength, book values, asset values, earnings and dividends) and reasonable current valuations (weighing the factors against market prices) and focuses on the relationship of a company's earning power and dividend payout to the price of its stock. The Fund's investment strategy can be characterized as unconventional or "contrarian" in that its holdings often have relatively low normalized price-earnings ratios and, when purchased, are often believed by Alliance to be overlooked or undervalued in the marketplace. (A "normalized" price-earnings ratio is one that has been adjusted to eliminate the effects of the economic cycle. Alliance may conclude that a company's normalized price-earnings ratio is low in comparison to either the company's price-earnings history or the price-earnings ratios of comparable companies.)

Because it evaluates securities based on their long-term potential, the Fund is best suited for investors who understand and can accept the risk that the securities held by the Fund may not appreciate or yield significant income over the shorter term. The Fund invests in companies experiencing poor operating results, which may include companies whose earnings have been severely depressed by unfavorable operating conditions or special competitive or product obsolescence problems, if it believes that they will react positively to changing economic conditions or will restructure or take other actions to overcome adversity. The Fund invests in listed and unlisted securities, and will invest in any company and industry and in any type of security that may help it achieve its objectives. While its strategy normally emphasizes equity securities, the Fund also invests in fixed-income securities when such investments can provide capital growth, such as when interest rates decline, and to generate income.

The Fund may also: (i) invest up to 5% of its total assets in warrants; (ii) invest up to 15% of its total assets in foreign securities; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 5% of its net assets would be invested in such securities and assets; (iv) write exchange-listed covered call options, unless as a result the amount of its securities subject to call options would exceed 5% of its total assets; (v) lend portfolio securities equal in value to not more than 15% of its total assets; (vi) purchase and sell stock index futures contracts; and (vii) enter into repurchase agreements on U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At July 31, 1995, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. Although the Fund will invest in any country believed to present attractive investment opportunities, currently approximately 70% of the Fund's total assets are invested in countries with established economies.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high-quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At July 31, 1995, approximately 30% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and
(vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities;
(v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis;
(viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities: (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investments."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices --Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities. The investments of All-Asia Investment Fund in depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Neither Premier Growth Fund nor Counterpoint Fund may purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. In connection with the purchase of stock index futures contracts, a Fund will deposit in a segregated account with its custodian an amount of cash, U.S. Government securities or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Premier Growth Fund and Counterpoint Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Each Fund, other than Income Builder Fund, will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasted market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high-grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Counterpoint Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in a particular industry; (iii) borrow money except for temporary or emergency purposes, including meeting redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of its total assets at the time the borrowing is made; (iv) invest more than 10% of its net assets in the aggregate in restricted and not readily marketable securities; (v) invest more than 10% of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor); or (vi) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or repurchase agreements not terminable within seven days.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities;
(iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities
(not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion; (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's in vestments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. From 1990 through 1994, the pound sterling declined at an average annual rate of approximately 3.6% against the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom.

The United Kingdom's largest stock exchange is the International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange), which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3593.0 on October 18, 1995, up 17% from the end of 1994.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is running in excess of the November 1994 budget estimate, as a result of decreased revenue growth and increased government spending. The PSBR estimate for the 1996-97 fiscal year has also been raised, but is still expected to be under the European Union limit.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has recently fallen from its post-World War II high against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 46% through the beginning of 1993. In 1993, the TOPIX increased by approximately 9% from the end of 1992, and by the end of 1994 increased by approximately 8% from the end of 1993. As of October 27, 1995, the TOPIX had declined by approximately 11% from the end of 1994. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the third since 1993, and the first in 47 years led by a socialist, is not assured. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               Purchase And Sale
--------------------------------------------------------------------------------
                                   Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                     Initial Sales Charge
                          as % of                           Commission to
                         Net Amount        as % of        Dealer/Agent as %
Amount Purchased          Invested      Offering Price    of Offering Price
---------------------------------------------------------------------------
Less than $100,000         4.44%             4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000         3.36              3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000         2.30              2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000       1.78              1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

             Year Since Purchase                          CDSC
             -------------------------------------------------
             First....................................    4.0%
             Second...................................    3.0%
             Third....................................    2.0%
             Fourth...................................    1.0%
             Fifth....................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an "Autosell" application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES


You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
The Alliance Fund      Alfred Harrison since 1989--         Associated with
                       Vice Chairman of Alliance Capital    Alliance
                       Management Corporation
                       ("ACMC")*

                       Paul H. Jenkel since 1985--          Associated with
                       Senior Vice President of ACMC        Alliance

Growth Fund            Tyler Smith since inception--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Premier Growth Fund    Alfred Harrison since inception--    (see above)
                       (see above)

Counterpoint Fund      David P. Handke, Jr. since           Associated with
                       inception--Vice President of ACMC    Alliance

                       Jon H. Outcalt since inception--     Associated with
                       Senior Vice President of ACMC        Alliance

Technology Fund        Peter Anastos since 1992--           Associated with
                       Senior Vice President of ACMC        Alliance

                       Gerald T. Malone since 1992--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund            Alden M. Stewart since 1994--        Associated with
                       Executive Vice President of ACMC     Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Randall E. Haase since 1994--        Associated with
                       Senior Vice President of ACMC        Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Timothy Rice since 1993--            Associated with
                       Vice President of ACMC               Alliance

International Fund     A. Rama Krishna since 1993--         Associated with
                       Senior Vice President of ACMC        Alliance since
                       and director of Asian Equity         1993, prior
                       research                             thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide              Mark H. Breedon since inception---   Associated with
Privatization          Senior Vice President of ACMC        Alliance
                       and Director and Vice President
                       of Alliance Capital Limited***

New Europe Fund        Eric N. Perkins since 1992--         Associated with
                       Senior Vice President of ACMC        Alliance
                       and director of European equity
                       research

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
All-Asia Investment    A. Rama Krishna--since inception     (see above)
Fund                   (see above)

Global Small Cap       Ronald L. Simcoe since 1993--        Associated with
Fund                   Vice President of ACMC               Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Alden Stewart since 1994--           (see above)
                       (see above)

                       Randall E. Haase since 1994--        (see above)
                       (see above)

                       Timothy Rice since 1993--            (see above)
                       (see above)

Strategic Balanced     Bruce W. Calvert since 1990--        Associated with
Fund                   Vice Chairman and the Chief          Alliance
                       Investment Officer of ACMC

Balanced Shares        Bruce W. Calvert since 1990--        Associated with
                       (see above)                          Alliance

Income Builder Fund    Andrew M. Aran since 1994--          Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            March 1991; prior
                                                            thereto, a Vice
                                                            President of
                                                            PaineWebber, Inc.

                       Thomas M. Perkins since 1991--       Associated with
                       Senior Vice President of ACMC        Alliance

Utility Income Fund    Alan Levi since 1994--               Associated with
                       Senior Vice President and            Alliance
                       Director of Research of ACMC

                       Gregory Allison since 1995--         Associated with
                       Portfolio Manager of Utility         Alliance since
                       Income Fund                          1994; prior
                                                            thereto associated
                                                            with
                                                            Gabelli & Co.

Growth & Income        Paul Rissman since 1994--            Associated with
Fund                   Vice President of ACMC               Alliance

--------------------------------------------------------------------------------
  * The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $47 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 50 registered investment companies managed by Alliance comprising 104 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of

Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of June 30, 1995, OAM had approximately $1.5 billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of June 30, 1995 of approximately $6.6 billion.

EXPENSES OF ALL-ASIA INVESTMENT FUND

In addition to the payments to Alliance under the Advisory Agreement and Administration Agreement with All-Asia Investment Fund, all as described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses (iv) clerical, accounting and other office costs, (v) costs of printing each Fund's prospectuses and shareholder reports, (vi) costs of maintaining each Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filings with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services, and (xi) such promotional expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to, .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                                Amount of Unreimbursed Distribution Expenses
                                                        (as % of Net Assets of Class)
                                           -----------------------------------------------------
                                              Class B                           Class C
------------------------------------------------------------------------------------------------
Alliance Fund..................    $ 1,442,425         (7.95%)        $  399,204         (6.41%)
Growth Fund....................    $24,134,216         (3.21%)        $  529,804         (0.46%)
Premier Growth Fund............    $ 3,230,541         (2.31%)        $  165,741         (2.26%)
Counterpoint Fund..............    $   119,047        (22.58%)        $  125,891        (30.08%)
Technology Fund................    $   698,886         (3.80%)        $  221,888         (2.97%)
Quasar Fund....................    $   557,782         (4.01%)        $   87,823         (7.20%)
International Fund.............    $ 1,672,131         (3.41%)        $  455,492         (2.35%)
Worldwide Privatization Fund...    $   138,862          (.17%)        $      569          (.17%)
New Europe Fund................    $ 1,630,288         (4.72%)        $  298,375         (3.82%)
All-Asia Fund..................    $   349,468        (11.58%)        $    3,881         (2.09%)
Global Small Cap Fund..........    $   922,746        (17.87%)        $  327,084        (23.25%)
Income Builder Fund............    $   224,734        (11.25%)        $1,507,457         (2.35%)
Strategic Balanced Fund........    $   759,314         (2.04%)        $  219,442         (5.34%)
Balanced Shares................    $   965,505         (6.40%)        $  262,338         (5.14%)
Utility Income Fund............    $   248,868        (10.58%)        $  236,172         (8.91%)
Growth and Income Fund.........    $ 2,607,181         (2.54%)        $  355,256         (1.83%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), Alliance Counterpoint Fund (1984) and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund will include performance data for each class of shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

--------------------------------------------------------------------------------
                       Alliance Subscription Application
--------------------------------------------------------------------------------

                           The Alliance Stock Funds


                                 Alliance Fund
                                  Growth Fund
                              Premier Growth Fund
                               Counterpoint Fund
                                Technology Fund

                                  Quasar Fund
                              International Fund
                         Worldwide Privatization Fund
                                New Europe Fund
                                 All-Asia Fund
                             Global Small Cap Fund

                            Strategic Balanced Fund
                                Balanced Shares
                              Income Builder Fund
                              Utility Income Fund
                             Growth & Income Fund

--------------------------------------------------------------------------------
                         Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 7)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   - Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           Subscription Application
--------------------------------------------------------------------------------

                             Alliance Stock Funds

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. Your Account Registration   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Owner's Name   (First Name)                   (MI)                    (Last Name)

           -            -
    -------------------------------------------
     Social Security Number (Required to open account)

    ---------------------------------------------------------------------------------------------------
     Joint Owner's Name*   (First Name)            (MI)                    (Last Name)

     *Joint Tenants with right of survivorship unless otherwise indicated

[_] GIFT/TRANSFER TO A MINOR

    ---------------------------------------------------------------------------------------------------
     Custodian - One Name Only  (First Name)       (MI)                    (Last Name)

    ---------------------------------------------------------------------------------------------------
     Minor (First Name)                            (MI)                    (Last Name)

            -           -
    -------------------------------------------
     Minor's Social Security Number (Required to open account)
     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Name of Trustee

    ---------------------------------------------------------------------------------------------------
     Name of Trust

    ---------------------------------------------------------------------------------------------------
     Name of Trust (cont'd)

    ---------------------------------------------------------------------------------------------------
     Trust Dated                              Tax ID or Social Security Number (Required to open account)

[_] OTHER

    ---------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership or other Entity

    -------------------------------
     Tax ID Number

--------------------------------------------------------------------------------
                                  2. Address
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------
     Street

    ---------------------------------------------------------------------------------------------------
     City                                          State                   Zip Code

    ---------------------------------------------------------------------------------------------------
     If Non-U.S., Specify Country

          -              -                             -              -
    ---------------------------------            ---------------------------------
     Daytime Phone                                Evening Phone

     I am a:  [_]U.S. Citizen   [_]Non-Resident Alien   [_]Resident Alien   [_]Other


                    +++                               +++
                    +                                   +
                             For Alliance Use Only

                    +                                   +
                    +++                               +++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------
Minimum: $250; Maximum: Class B only - $250,000; Class C only - $5,000,000. Make all checks payable to The Alliance Stock Fund in which you are investing.

I hereby subscribe for shares of the following Alliance Stock Fund(s):

                                    Class A                             Class B                         Class C
                                 (Initial Sales        Dollar     (Contingent Deferred    Dollar     (Asset-based      Dollar
                                    Charge)            Amount        Sales Charge)        Amount     Sales Charge)     Amount
                                 ---------------- --------------- -------------------- ------------ --------------- --------------
[_]Alliance Fund                     [_](44)          ___________     [_](43)          ___________   [_](344)        ___________
[_]Growth Fund                       [_](31)          ___________     [_](01)          ___________   [_](331)        ___________
[_]Premier Growth Fund               [_](78)          ___________     [_](79)          ___________   [_](378)        ___________
[_]Counterpoint Fund                 [_](19)          ___________     [_](219)         ___________   [_](319)        ___________
[_]Technology Fund                   [_](82)          ___________     [_](282)         ___________   [_](382)        ___________
[_]Quasar Fund                       [_](26)          ___________     [_](29)          ___________   [_](326)        ___________
[_]International Fund                [_](40)          ___________     [_](41)          ___________   [_](340)        ___________
[_]Worldwide Privatization Fund      [_](112)         ___________     [_](212)         ___________   [_](312)        ___________
[_]New Europe Fund                   [_](62)          ___________     [_](58)          ___________   [_](362)        ___________
[_]All-Asia Fund                     [_](118)         ___________     [_](218)         ___________   [_](318)        ___________
[_]Global Small Cap Fund             [_](45)          ___________     [_](48)          ___________   [_](345)        ___________
[_]Strategic Balanced Fund           [_](32)          ___________     [_](02)          ___________   [_](332)        ___________
[_]Balanced Shares                   [_](96)          ___________     [_](75)          ___________   [_](396)        ___________
[_]Income Builder Fund               [_](111)         ___________     [_](211)         ___________   [_](311)        ___________
[_]Utility Income Fund               [_](9)           ___________     [_](209)         ___________   [_](309)        ___________
[_]Growth & Income Fund              [_](94)                          [_](74)                        [_](394)
                                                                          ------------------------------------------------------
                                                                           DEALER USE ONLY
to be purchased with the enclosed check or draft for $ __________          Wire Confirm No.:
                                                                           -----------------------------------------------------

--------------------------------------------------------------------------------
                      4. Reduced Charges  (Class A Only)
--------------------------------------------------------------------------------

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

------------------------------------------  -----------------------------------
Fund                                        Account Number

------------------------------------------  -----------------------------------
Fund                                        Account Number

A. Right of Accumulation
[_]Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. Statement of Intent
[_]I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[_]  $100,000    [_]  $250,000     [_]  $500,000     [_]  $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

------------------------------------------  ------------------------------------
Name on Account                             Account Number

------------------------------------------  ------------------------------------
Name on Account                             Account Number


--------------------------------------------------------------------------------
                            5. Distribution Options
--------------------------------------------------------------------------------

   If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)              [_] Reinvest dividends
                                           [_] Pay dividends in cash
                                           [_] Use Dividend Direction Plan

Capital Gains Distribution: (elect one)    [_] Reinvest capital gains
                                           [_] Pay capital gains in cash
                                           [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

--------------------------------------------------------------------------------
Fund Name                                    Existing Account No.

Special Distribution Instructions:   [_] Please pay my distributions via check
                                         and send to the address indicated in
                                         Section 2.
                                     [_] Please mail my distributions to the
                                         person and/or address designated below:

--------------------------------------  ----------------------------------------
Name                                    Address

--------------------------------------  --------------------------  ------------
City                                    State                       Zip

--------------------------------------------------------------------------------
                            6. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **

  I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

  ---------------------------------------------  -------------------------------
  Individual Account                             Date


  ---------------------------------------------  -------------------------------
  Joint Account                                  Date
**Your bank must be a member of the National Automated Clearing House
  Association (NACHA).

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance
   Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
   Instructions: . Review the information in the Prospectus about telephone transaction services.
                 . Check the box next to the telephone transaction service(s)
                   you desire.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

    Purchases and Redemptions via EFT**

    [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

    The fund requires signatures of bank account owners exactly as they appear on bank records.

    ---------------------------------------------  -----------------------------
    Individual Account Owner                       Date

    ---------------------------------------------  -----------------------------
    Joint Account Owner                            Date

    Telephone Exchanges and Redemptions by Check

    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

    [_] I do not elect the telephone exchange service.
             ---
    [_] I do not elect the telephone redemption by check service.
             ---

C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
   . $10,000 for monthly payments; . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in _________, 19__, for the amount
                                              Month
       of $_______________($50.00 minimum)


   Frequency:  (Please select one) [_] Monthly  [_] Bi-Monthly  [_] Quarterly
   [_] Annually  [_] In the months circled:  J  F  M  A  M  J  J  A  S  O  N  D

   Please send payments to: (please select one)

   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy. EFT not available to Class B shareowners other than retirement plans.

   [_] My address of record designated in Section 2.

   [_] The payee and address specified below:

   -----------------------------------------------------------------------------
    Name of Payee                                    Address

   -----------------------------------------------------------------------------
    City                                             State               Zip

D. AUTO EXCHANGE

   [_] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $____________ ($25.00 minimum) on the _________ day of the month, into the Alliance Fund noted below:

       Fund Name: ____________________________________

       [_] Existing account number:___________________ [_] New account

       Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.

--------------------------------------------------------------------------------
          7. Shareholder Authorization This section MUST be completed
--------------------------------------------------------------------------------

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

----------------------------------------  ----------------
Signature                                 Date

----------------------------------------  --------------  ----------------------
Signature                                 Date            Acceptance Date:

--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm
                  -------------------------------------------------------------
Authorized Signature
                     ----------------------------------------------------------
Representative First Name                  MI       Last Name
                          ----------------    -----           -----------------
Representative Number
                      ---------------------------------------------------------
Branch Office Address
                      ---------------------------------------------------------
City                        State                        Zip Code
     ----------------------       ----------------------          -------------

Branch Number                      Branch Phone (   )
             ---------------------              -------------------------------
** Your bank must be a member of the National
   Automated Clearing House Association (NACHA).               50074GEN-EQTYApp

This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776.

                                                ALLIANCE ALL-ASIA
                                            INVESTMENT FUND, INC.
(LOGO)(R)
_________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION

      February 1, 1995 (as amended as of November 1, 1995)
_______________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                           Page

Description of the Fund......................................2

Management of the Fund.......................................28

Expenses of the Fund.........................................38

Purchase of Shares...........................................40

Redemption and Repurchase of Shares..........................55

Shareholder Services.........................................59

Net Asset Value..............................................65

Dividends, Distributions and Taxes...........................66

Brokerage and Portfolio Transactions.........................74

General Information..........................................75

Financial Statements.........................................80

Appendix A:  Options.........................................A-1

Appendix B:  Futures Contracts, Options
               on Futures Contracts and
               Options on Foreign Currencies.................B-1

Appendix C:  Bond Ratings....................................C-1

Appendix D:  Additional Information About
               Japan.........................................D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance All-Asia Investment Fund, Inc. (the "Fund") are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund is a non-diversified, open-end management investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in equity or debt securities issued by non-Asian issuers provided that the Fund will invest at least 80% of its total assets in equity securities issued by Asian companies and Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50t, of its assets in equity securities of Japanese companies. For a description of Japan, see Appendix D. Equity securities are common and preferred stocks, securities convertible into common and preferred stocks and equity-linked debt securities, but do not include rights, warrants or options to subscribe for or purchase common and preferred stocks.

         The Fund defines an Asian company to be an entity that
(i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

         For purposes of this Statement of Additional
Information, Asian countries include Australia, the Democratic Socialist Republic of Sri Lanka ("Sri Lanka"), Hong Kong, the Islamic Republic of Pakistan ("Pakistan"), Japan, the Kingdom of Thailand ("Thailand"), Malaysia, Negara Brunei Darussalam ("Brunei"), New Zealand, the People's Republic of China ("China"), the People's Republic of Kampuchea ("Cambodia"), the

Republic of China ("Taiwan"), the Republic of India ("India"), the Republic of Indonesia ("Indonesia"), the Republic of Korea ("South Korea"), the Republic of the Philippines ("the Philippines"), the Republic of Singapore ("Singapore"), the Socialist Republic of Vietnam ("Vietnam") and the Union of Myanmar ("Myanmar").

How The Fund Pursues Its Objective

         Investment in Asian Countries. In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. The Adviser believes that these conditions are important to the long- term economic growth of Asian countries.

         As the economics of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

         As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. The Adviser believes that investment opportunities in Asian countries will continue to expand.

         The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

         The Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard and Poor's Ratings Services ("S&P"), or, if not rated, determined by The Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but-may retain a debt security the rating of which drops below B. See "Certain Risk Considerations-Securities Ratings" and Appendix C for a description of such ratings.

         Defensive Position. For temporary defensive purposes, during periods in which conditions in securities markets or other economic or political conditions warrant, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

         Subject to its policy of investing at least 65% of its total assets in equity securities of Asian companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices

         Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. The Fund may invest up to 25% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Depositary Receipts and Securities of Supranational Entities. The Fund may invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities". Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.

         A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi- governmental securities," are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

         Equity-Linked Debt Securities. The Fund may, with the objective of realizing capital appreciation, invest up to 25% of its net assets in equity-linked debt securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

         Loans and other Direct Debt Instruments. The Fund may invest up to 25% of its net assets in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs And delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         The Fund's investment in lower-rated loans and other lower-rated direct debt instruments is subject to the Fund's policy of maintaining not more than 5% of its net assets in lower-rated securities.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "Description of the Fund -

Additional Investment Policies and Practices - Interest Rate
Transactions."

         Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S.and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid high-grade debt securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying~security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S.Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S.or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place cash not available for investment or liquid high-grade debt securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place cash not available for investment, U.S. Government Securities or other liquid high-grade debt securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency- denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross- hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, cash and/or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its custodian of cash and/or liquid high-grade debt securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency.
Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated accounting by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S.Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase~price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days.

         The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933 (the "1933 Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934. The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S.federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 25% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Investment Restrictions." Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes- United States Federal Income Taxation of the Fund-Tax Straddles."

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high-grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Fund will realize less than 30% of its gross income from the sale or other disposition of securities held for less than three months (see "Dividends, Distributions and Taxes-United States Federal Income Taxation of Dividends and Distributions- -General") and to hold its securities for six months or longer. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains. For the period November 28, 1994 (commencement of operations) through April 30, 1995, the Fund's portfolio turnover was 51%.

Certain Risk Considerations

         Investment in the Fund involves the special risk considerations described below.

         Investment in Asian Countries; Risks of Foreign Investment. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S.companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage.

         Foreign investment in the securities markets of certain Asian countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many Asian countries are generally higher than in the United States.

         Issuers of securities in Asian jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of Asian countries may differ, in some cases significantly, from U.S.standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Asian issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S.issuers. In particular, the assets and profits appearing on the financial statements of an Asian issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S.generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S.issuers than is available about U.S. issuers.

         The economies of individual Asian countries may differ favorably or unfavorably from the U.S.economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of an Asian country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in Asian countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

         Investment in smaller, emerging Asian companies involves greater risk than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

         Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S.

dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.
Debt securities rated B by Moody's and SEP are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by SEP) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         Securities Ratings. The ratings of debt securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See

"Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

         (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

         (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

         (vi) invest in companies for the purpose of exercising control;

         (vii) issue any senior security within the meaning of the Act;

         (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
(d) purchase securities on margin, except for such short- term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         (x) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be in the securities of such companies; or

         (xi) purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D.  CARIFA,* 50, Chairman and President, is the
President and Chief Operating Officer and a Director of ACMC** with which he has been associated since prior to 1990.

         DAVID H.  DIEVLER, 66, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H.  DOBKIN, 53, has been the President of Historic
Hudson Valley (historic preservation) since 1990. From 1987 to
1992, he was a Director of ACMC.  His address is 105 West 55th
Street, New York, New York 10019.

         W.H. HENDERSON, 68, retired oil company executive and independent oil and gas consultant. He is also a Director of Fidelity Japan OTC and Regional Markets Fund. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

______________

* An "interested person" of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         STIG HOST, 69, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1990. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is also a Trustee of the Winthrop Focus Funds. His address is 36 Keofferam Road, Old Greenwich, Connecticut 06870.

         RICHARD M. LILLY, 65, is retired and was formerly
President and Chief Executive Officer of Esso Italiana, S.p.A.,
Esso Europe-Africa Services and Esso North Europe A/S since prior to 1990. His address is 70 Palace Gardens Terrace, London W8 4RR
England.

         ALAN STOGA, 44, has been a Managing Director and a member of the Board of Directors of Kissinger Associates, Inc.
since prior to 1990. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

         HON. JOHN C. WEST, 73, has been an attorney in private practice since prior to 1990. Prior thereto he was United States Ambassador to Saudi Arabia, Governor of South Carolina and a Distinguished Professor of Middle East Studies at the University of South Carolina. He is also a Director of Whittaker Corp. (chemical and aerospace) and BioWhittaker Corp. (technology).
His address is P.O. Drawer 13, Hilton Head, South Carolina 29938.

         ROBERT C. WHITE, 75, formerly a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute.
Retired Director of the MEDSTAT Group (healthcare information systems) and the Ambassador Funds and a retired Trustee of the St. Clair Fund (registered investment companies). He was formerly Assistant Treasurer of Ford Motor Company. His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography above).

         A. RAMA KRISHNA, Senior Vice President, 31, is a Senior Vice President of ACMC, with which he has been associated with since 1993. Previously he was Chief Investment Strategist and Director - Equity Research at First Boston Corporation since prior to 1990.

         KARAN TREHAN, Senior Vice President, 42, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1991. Prior thereto, he was Managing Director of Potomac Capital since prior to 1990.

         THOMAS BARDONG, Vice President, 50, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1990.

         NICHOLAS CROSSLAND, Vice President, 24, is an Assistant
Vice President with ACL, with which he has been associated since
1991. Prior thereto, he was a trading assistant at Brewin, Dolphin since prior to 1990.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1990.

         EDMUND P. BERGAN. JR., Secretary, 45, is a Senior Vice
President and the General Counsel of AFD and AFS and Vice
President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1990.

         DOMENICK PUGLIESE, Assistant Secretary, 34, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

         PATRICK J. FARRELL, Controller, 35, is a Vice President of AFS, with which he has been associated since prior to 1990.

         JOSEPH J. MANTINEO, Assistant Controller, 36, is a Vice
President of AFS, with which he has been associated since prior to 1990.

         CARLA LAROSE, Assistant Controller, 32, is a manager of
AFS, with which she has been associated since prior to 1990.

         The aggregate compensation to be paid by the Fund to each of the Directors during its current fiscal year ending October 31, 1995 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund*  Fund**          Trustee
________________   _____________   _____________   ______________

John D. Carifa          $-0-            $-0-             42
David H. Dievler        $3,450          $-0-             49
John H. Dobkin          $5,000          $110,750         29
W.H. Henderson          $4,000          $ 22,250          5
Stig Host               $4,000          $ 22,250          5
Richard M. Lilly        $4,000          $ 22,250          5
Alan Stoga              $4,000          $ 21,500          5
Hon. John C. West       $4,000          $ 22,500          5
Robert C. White         $5,000          $133,500         36
________________

* The information in this column represents an estimate of amounts to be paid during the Fund's current fiscal year.

** The information in this column represents amounts actually paid during calendar year 1994.

         As of October 13, 1995, the Directors and officers of the Fund as a group owned 4.5 % of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The

Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising 104 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly- owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the

"Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. This fee is higher than the management fees paid by most U.S. registered investment companies investing exclusively in securities of U.S. issuers, although the Adviser believes the fee is generally comparable to the management fees paid by other open-end registered investment companies that invest in the securities of foreign issuers and it is justified by the special care that must be given to the selection and supervision of the particular types of securities in which the Fund will invest. The fee is accrued daily and paid monthly.

         The Advisory Agreement provides that the Adviser will reimburse the Fund for its net expenses (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly.

         The Advisory Agreement became effective on October 21, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in Investment Company Act of 1940 (the "Act") of any such party, at a meeting called for that purpose and held on October 20, 1994, and by the Fund's initial shareholder on October 20, 1994.

         The Advisory Agreement will remain in effect until June 30, 1996, and thereafter for successive twelve-month periods (computed from each July 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant

         The Adviser has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research, advice and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase and sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund Assets.

         OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia- Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of

June 30, 1995, OAM had approximately $1.05 billion in assets under management.

         OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asia Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of June 30, 1995 of $6.4 billion.

Administrator

         Alliance Capital Management L.P. has been retained under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund (in such capacity, the "Administrator").

         Pursuant to the Administration Agreement and in consideration of its administrative fee, the Administrator will perform or arrange for the performance of the following services
(i) prepare and assemble reports required to be sent to Fund shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) assemble reports required to be filed with the Securities and Exchange Commission and file such completed reports with the Securities and Exchange Commission; (iii) arrange for the dissemination to shareholders of the Fund's proxy materials and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review the provision of dividend disbursing services to the Fund; (vi) calculate, or arrange for the calculation of, the net asset value of the Fund's shares; (vii) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund's dividend disbursing agent and custodian with such information as is required for it to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (viii) assist in providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns;
(ix) monitor compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations as currently in effect; (x) provide accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and (xi) make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

         For the services rendered to the Fund and related expenses borne by the Administrator, the Fund will pay the Administrator a monthly fee at the annual rate of .15 of 1% of the Fund's average daily net assets.

___________________________________________________________

                      EXPENSES OF THE FUND
___________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on October 20, 1994, and by the Fund's initial shareholder on October 20, 1994.

         The Agreement became effective on October 21, 1994. The Agreement will continue in effect until June 30, 1999 and thereafter for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not

"interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B contingent deferred sales charge.

___________________________________________________________

                       PURCHASE OF SHARES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of S25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, Exchange-listed securities and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Directors.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal

Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the

Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Alternative Purchases Arrangements

         The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and, in the case of Class B shares higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and
(iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a four-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Initial Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                      Initial Sales Charge
                      ____________________

                                                   Discount or
                                    As % of        Commission
                     As % of Net    the Public     to Dealers or
Amount of            Amount         Offering       Agents As % of
Purchase             Invested       Price          Offering Price

Less than
   $100,000 .  .  .  4.44%          4.25%          4.00%
$100,000 but
   less than
   250,000. .  .  .  3.36           3.25           3.00
250,000 but
   less than
   500,000. .  .  .  2.30           2.25           2.00
500,000 but
   less than
   1,000,000*.  .  . 1.78           1.75           1.50

________________

*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at April 30, 1995.

         Net Asset Value per Class A Share at       $10.24
           April 30, 1995

         Class A Per Share Sales Charge
           - 4.25% of offering price (4.39% of
           net asset value per share)                  .45

         Class A Per Share Offering Price to
           the public                               $10.69
                                                    ======

         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay a reduced initial sales charge or no initial sales charge but subject in most cases to a contingent deferred sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio

  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Strategic Balanced Fund
  -The Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth

$20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

Sales at Net Asset Value

         The Fund may sell its Class A shares at net asset value, (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Directors of the Fund, present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund);

         (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance
               Fund Services, Inc. and their affiliates;

         (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services;

         (v)   persons who establish to the Principal
               Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

         (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the

Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                          Contingent Deferred Sales Charge as a %
Years Since Purchase      of Dollar Amount Subject to Charge

Less than one             4.00%
One                       3 00%
Two                       2.00%
Three                     1.00%
Four or more              None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over three years and third of Class A shares held shortest during the one year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2 or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. At the end of the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

___________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange ("the Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permits for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

___________________________________________________________

                      SHAREHOLDER SERVICES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         Class A shareholders of the Fund can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

         Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held, and the original fund's contingent deferred sales charge schedule is applied.

         Class C shareholders of the Fund can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund-reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services,

Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O.  Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $5 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by such plan can be exchanged, at the Plan's request, without any sales charge, for Class A shares of such Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for Shares Acquired After
July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next.
Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.


___________________________________________________________

                         NET ASSET VALUE
___________________________________________________________

         Shares of the Fund will be priced at the net asset value per share next determined after receipt of a purchase or redemption order. The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange following receipt of a purchase order or tender of a redemption order on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares and on such other days as the Directors of the Fund deems necessary in order to comply with Rule 22c-1 under the 1940 Act. The net asset value per share is calculated by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares then outstanding.

         For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities including options, not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List ("List") are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Stock index futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

         Readily marketable securities including options, traded only in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors of the Fund deem appropriate to reflect their fair market value. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost which approximates market value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Directors of the Fund in good faith deem appropriate to reflect their fair market value.

         The assets belonging to the Class A shares, Class B and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Securities and Exchange Commission.

___________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
___________________________________________________________

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures or forward contracts and foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). These requirements, among other things, may limit the Fund's ability to write and purchase options, futures and forward foreign currency contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to
(i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain individual United States shareholders may be subject to rules which limit or reduce their availability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a United States Shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Treasury has issued proposed regulations which would provide a "marked to market" election solely with respect to gain inherent in PFIC stock held by a regulated investment company, such as the Fund, which does not elect to treat the PFIC as a "qualified electing fund." If the proposed regulations are adopted in final form and the election provided therein were to be made by the Fund, the Fund would recognize a gain as of the last business day of its taxable year equal to the excess of the fair market value of each share of stock in the PFIC over the Fund's adjusted tax basis in that share. This gain, which would be treated as derived from securities held by the Fund for at least three months, generally would not be subject to the deferred tax and interest charge amounts to which it might otherwise be subject, as discussed above, in the event of an "excess distribution" or gain with regard to shares of a PFIC. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the- counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swaps, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         As noted above, the Fund may be subject to other state and local taxes.

___________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
___________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, for which Donaldson, Lufkin & Jenrette Securities Corporation may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

___________________________________________________________

                       GENERAL INFORMATION
___________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Class Y Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the Securities and Exchange Commission permitting the issuance and sale of the Class
A, Class B, Class C and Class Y shares representing interests in the Fund.

         The outstanding voting shares of the Fund as of October 13, 1995 consisted of 800,652 shares of common stock. Of this amount 271,263 shares were Class A, 475,878 shares were Class B and 53,511 were Class C. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 13, 1995:

Name and Address          No.  of   % of      % of      % of
                          Shares     Class A  Class B   Class C

Merrill Lynch             28,525    10.52     --        --
4800 Deer Lake Dr East
Jacksonville, FL 32246    106,049   --        22.65     --

Avula Rama Krishna        13,966    5.15      --        --
Tomoko Krishna JT TEN
c/o Alliance Capital
1345 Ave of Americas
New York, NY 10105

Alliance Plans Div.       32,795    12.10     --        --
FBO David H. Dievler
PO Box 167
Spring Lake, NJ  07762

Yo-Sung Cho               4,450     --        --        8.32
58 Crescent Place
Short Hills, NJ 07078

PaineWebber for the       3,688     --        --        6.89
Benefit of
Ms. Helen Diamond
66 I U Willets Road
Old Westbury, NY 11590

PaineWebber for the       9,609     --        --        17.96
Benefit of
Mr. George Ugeux &
Francine Godet JT TEN
16 Dreve Louisa Chaudoir
Brussels 1160
Belgium

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Wall Street, Boston, Massachusetts, will act as the Fund's custodian. The Fund's securities and cash are held under a custodian agreement by Brown Brothers. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, will be held by its subcustodians, subject to approval by the Board of Directors of the Fund as and when appropriate in accordance with the rules of the Securities and Exchange Commission. Selection of the subcustodians will be made by the Board of Directors of the Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services of the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the subcustodians will be located, and risks of potential nationalization or exportation of Fund assets. In addition, the 1940 Act requires that foreign bank subcustodians, among other things, have shareholder equity in excess of $200,000,000, have no lien on the Fund's asset and maintain adequate and accessible records.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York, has been appointed as independent auditors for the Fund.

Total Return Quotations

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A and Class B shares in any advertisement or information including performance data of the Fund.

         For the period from November 28, 1994 (commencement of operations) through April 30, 1995, the average annual compounded total return for Class A, Class B and Class C shares was 2.40%,
2.20% and 2.40% respectively.

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND


COMPANY                                                     SHARES   U.S.$VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-86.0%
AUSTRALIA-2.4%
  Boral, Ltd.                                               24,539    $ 62,291
  Renison Goldfields
    Consolidated, Ltd.                                      18,000      62,188
    rights expiring 5/24/95*                                 4,176          -0-
                                                                       124,479
HONG KONG-18.1%
  Cheung Kong Holdings, Ltd.                                19,000      80,261
  Citic Pacific, Ltd.                                       30,000      74,021
  Dao Heng Bank Group, Ltd.                                 10,000      25,578
  Hong Kong & China Gas Co., Ltd.                           60,000      87,198
  Hong Kong & Shanghai Hotels                               18,500      22,465
  Hopewell Holdings                                        100,000      71,050
  Jardine International Motor Holdings, Ltd.                 8,000       8,164
  New World Development Co., Ltd.                           30,000      77,897
  Orient Telecom & Technology Holdings, Ltd.*              237,000      76,541
  Peregrine Investment Holdings, Ltd.                       60,000      63,170
  Shun Tak Holdings, Ltd.                                   70,000      42,275
  Sun Hung Kai Properties, Ltd.                             16,000     102,106
  Swire Pacific, Ltd. Cl.A                                   6,000      40,111
  Television Broadcasts, Ltd.                               24,000      89,136
  Yizheng Chemical Fibre Co., Ltd.                         200,000      65,883
                                                                       925,856
INDIA-4.0%
  Bajaj Auto, Ltd. (GDR)                                     6,000    $152,280
  Hindalco Industries, Ltd. (GDR)(a)                         2,000      52,000
                                                                       204,280
INDONESIA-5.7%
  PT Astra International                                    19,000      24,250
  PT Indosat                                                20,000      72,100
  PT HM Sampoerna                                           28,000     164,263
  PT Indo-Rama Synthetics                                   10,500      32,210
                                                                       292,823
JAPAN-25.7%
  Asahi Bank, Ltd.                                           2,000      25,701
  Bank of Tokyo, Ltd.                                        1,000      18,086
  Canon, Inc.                                                2,000      33,078
  Chiba Bank                                                 1,000      10,114
  DDI Corp.                                                      4      35,219
  Dai-Ichi Kangyo Bank                                       4,000      81,861
  Dai Nippon Printing Co., Ltd.                              1,000      16,777
  Daiwa Securities Co., Ltd.                                 1,000      12,612
  Fuji Photo Film Co.                                        3,000      73,532
  Heiwa Corp.                                                3,000      79,243
  Hitachi, Ltd.                                              2,000      20,346
  House Food Industry Corp.                                  1,000      20,227
  Kao Corp.                                                  2,000      24,273
  Kirin Brewery Co., Ltd.                                    1,000      11,875
  Kuraray Co., Ltd.                                          4,000      47,546
  Matsushita Electric Industrial Co.                         3,000      50,330
  Matsushita Electric Works                                  2,000      24,035
  Mitsubishi Heavy Industries, Ltd.                          2,000      14,516
  Mitsui Marine & Fire Insurance Co.                         7,000      53,055


5

COMPANY                                                     SHARES   U.S.$VALUE
-------------------------------------------------------------------------------
  Mitsui Trust & Banking Co., Ltd.                           5,000     $56,041
  National House Industrial                                  1,000      20,465
  Nikko Securities Co., Ltd.                                 2,000      19,609
  Nintendo Corp., Ltd.                                       1,200      76,959
  Nippon Paper Industries Co.                                1,000       7,770
  Nippon Telegraph & Telephone Corp.                             3      26,522
  Nippon Express Co., Ltd.                                   1,000       9,888
  Nippon Steel Corp.                                         4,000      15,896
  Nippon Electric Glass Co., Ltd.                            1,000      17,729
  Nomura Securities Co., Ltd.                                3,000      60,682
  NTN Corp.                                                  2,000      13,231
  Osaka Gas Co.                                              5,000      20,525
  Rohm Co.                                                   1,000      46,285
  Sanyo Electric Co., Ltd.                                   2,000      11,280
  Sumitomo Bank, Ltd.                                        3,000      64,965
  Takara Shuzo Co.                                           1,000       8,174
  Takeda Chemical Industries                                 1,000      13,326
  Tokyo Electric Power Co., Ltd.                             1,000      32,007
  Tokyo Gas Co., Ltd.                                        8,000      36,552
  Tostem Corp.                                               1,000      36,290
  Toyota Motor Corp.                                         2,000      40,692
  UBE Industries, Ltd.                                       1,000       4,117
  Yamanouchi Pharmaceutical Co., Ltd.                        1,000      22,488
                                                                     1,313,919
MALAYSIA-10.2%
  Aokam Perdana Berhad                                      10,000     $44,912
  AMMB Holdings Berhad                                      11,000     108,598
  Lion Land Berhad                                          60,000      69,188
  Malaysian International Shipping Berhad                   30,000      77,686
  Perusahaan Otomobil Nasional Berhad                       20,000      67,975
  Resorts World Berhad                                      16,000      84,158
  YTL Corp. Berhad                                          15,000      67,975
                                                                       520,492
PHILIPPINES-4.5%
  International Container Terminal Services, Inc.*         131,250      73,057
  Manila Electric Company Series B                          15,000     159,789
                                                                       232,846
SINGAPORE-8.4%
  Fraser & Neave, Ltd.                                       5,000      54,898
  Oversea-Chinese Banking Corp., Ltd.                        5,000      54,538
  Overseas Union Bank, Ltd.                                 14,000      80,875
  Singapore Airlines, Ltd.                                  14,000     134,625
  Singapore Press Holdings                                   6,000     103,337
                                                                       428,273
SOUTH KOREA-1.5%
  Korea Mobile Telecom (GDS)                                 2,700      77,976


6

COMPANY                                                     SHARES   U.S.$VALUE
-------------------------------------------------------------------------------
THAILAND-5.5%
  Bangkok Bank Co., Ltd.                                    10,000  $   96,768
  Bank of Ayudhya, Ltd.                                     20,000      89,448
  Thai Airways International, Ltd.                          42,000      96,483
                                                                       282,699
Total Common Stocks & Other Investments
  (cost $4,341,688)                                                  4,403,643


                                                          PRINCIPAL
                                                           AMOUNT
COMPANY                                                     (000)    U.S.$VALUE
-------------------------------------------------------------------------------
TIME DEPOSIT-19.5%
  BNP
  5.95%, 5/01/95
  (cost $1,000,000)                                      US $1,000  $1,000,000
TOTAL INVESTMENTS-105.5%
  (cost $5,341,688)                                                  5,403,643
Other assets less liabilities-(5.5%)                                  (282,851)
NET ASSETS-100%                                                     $5,120,792


*    Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30,1995 this security amounted to $52,000 or 1.0% of net assets.

     Glossary of Terms:
     GDR-Global depository receipt
     GDS-Global depository security
     See notes to financial statements.


7

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND

ASSETS
  Investments in securities, at value (cost $5,341,688)             $5,403,643
  Cash, at value (cost $382,749)                                       382,401
  Receivable for investment securities sold                          1,290,672
  Deferred organization expense                                        174,261
  Receivable from investment advisor                                   164,809
  Receivable for capital stock sold                                     48,349
  Dividends and interest receivable                                     14,856
  Total assets                                                       7,478,991
LIABILITIES
  Payable for investment securities purchased                        2,276,122
  Payable for capital stock redeemed                                     3,123
  Distribution fee payable                                               2,915
  Accrued expenses                                                      76,039
  Total liabilities                                                  2,358,199
NET ASSETS                                                          $5,120,792
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $5,005
  Additional paid-in capital                                         5,023,552
  Undistributed net investment income                                   47,184
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (18,904)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         63,955
                                                                    $5,120,792
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($1,916,569/187,137
    shares of capital stock issued and outstanding)                     $10.24
  Sales charge-4.25% of public offering price                              .45
  Maximum offering price                                                $10.69
  CLASS B SHARES
  Net asset value and offering price per share ($3,018,837/295,243
    shares of capital stock issued and outstanding)                     $10.22
  CLASS C SHARES
  Net asset value, redemption and offering price per share
    ($185,386/18,109 shares of capital stock issued and outstanding)    $10.24

See notes to financial statements.


8

STATEMENT OF OPERATIONS
NOVEMBER 28, 1994* TO APRIL 30, 1995 (UNAUDITED)
  ALLIANCE ALL-ASIA INVESTMENT FUND

INVESTMENT INCOME
  Interest                                               $  36,697
  Dividends (net of foreign taxes withheld of $855)         20,376    $ 57,073

EXPENSES
  Advisory fee                                              15,722
  Distribution fee-Class A                                   1,774
  Distribution fee-Class B                                   9,291
  Distribution fee-Class C                                     515
  Custodian                                                 40,978
  Audit and legal                                           30,862
  Registration                                              28,321
  Transfer agency                                           17,226
  Amortization of organization expenses                     15,725
  Printing                                                  13,912
  Directors' fees                                           10,125
  Administrative                                             2,358
  Miscellaneous                                              3,258
  Total expenses                                           190,067
  Less expenses waived and assumed by advisor
    (see Note B)                                          (180,178)
  Net expenses                                                           9,889
  Net investment income                                                 47,184

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on security transactions                            28,741
  Net realized loss on foreign currency transactions                   (47,645)
  Net change in unrealized appreciation of:
    Investments                                                         61,955
    Foreign currency denominated assets and liabilities                  2,000
  Net gain on investments and foreign currency transactions             45,051
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $92,235


*  Commencement of operations
   See notes to financial statements.


9

STATEMENT OF CHANGES IN NET ASSETS
NOVEMBER 28, 1994* TO APRIL 30, 1995 (UNAUDITED)
  ALLIANCE ALL-ASIA INVESTMENT FUND

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income.                                               $47,184
  Net realized loss on investments and foreign currency transactions   (18,904)
  Net change in unrealized appreciation of investments and foreign
    currency denominatied assets and liabilities                        63,955
  Net increase in net assets from operations                            92,235
CAPITAL STOCK TRANSACTIONS
  Net increase                                                       4,926,557
  Total increase                                                     5,018,792
NET ASSETS
  Beginning of period                                                  102,000
  End of period                                                     $5,120,792


*  Commencement of operations
   See notes to financial statements.


10

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the 'Fund'), organized as a Maryland corporation on September 21, 1994, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund had no operations other than the sale to Alliance Capital Management L.P. (the 'Adviser') of 10,000 shares of Class A common stock and 100 shares each of Class B and Class C shares, of common stock for the aggregate amount of $102,000 on October 18, 1994. Class A, Class B and Class C shares commenced operations on November 28, 1994. The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $189,986 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on foreign currency transactions of $47,645 represents foreign exchange gains and losses from the holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts acutally received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles.


11

NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management, L.P., (the 'Adviser'), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, extraordinary expenses and certain other expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. In addition, the Advisor has voluntarily agreed to bear certain expenses incurred in the operations of the Fund and to waive certain fees provided for in the advisory agreement to the extent necessary to limit the aggregate expenses.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund.
Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,829 from the sale of Class A shares and $475 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B for the period ended April 30, 1995.

Brokerage commissions paid on securities transactions for the period ended April 30, 1995, amounted to $40,400, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $349,468 and $3,881 for Class B and Class C shares respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $5,333,591 and $1,020,644, respectively, for the period ended April 30, 1995. There were no purchases or sales of U.S. Government and government agency obligations for the period ended April 30, 1995. At April 30, 1995, the cost of securities for federal income tax purposes was $5,355,417. Accordingly, gross unrealized appreciation of investments was $176,482 and gross unrealized depreciation was $128,256, resulting in the net unrealized appreciation of $48,226.


12

ALLIANCE ALL-ASIA INVESTMENT FUND

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                                     SHARES              AMOUNT
                                  --------------      --------------
                                    NOVEMBER 28,       NOVEMBER 28,
                                       1994*              1994*
                                        TO                 TO
                                  APRIL 30, 1995      APRIL 30, 1995
                                    (UNAUDITED)        (UNAUDITED)
                                  --------------      --------------
CLASS A
Shares sold                           208,281          $2,089,368
Shares redeemed                       (31,144)           (311,012)
Net increase                          177,137          $1,778,356
CLASS B
Shares sold                           331,357          $3,331,911
Shares redeemed                       (36,214)           (364,848)
Net increase                          295,143          $2,967,063
CLASS C
Shares sold                            37,741            $379,025
Shares redeemed                       (19,732)           (197,887)
Net increase                           18,009            $181,138


*  Commencement of operations


13

FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                               CLASS A    CLASS B     CLASS C
                                            ----------- ----------- -----------
                                               NOV. 28,   NOV. 28,    NOV. 28,
                                              1994* TO    1994* TO    1994* TO
                                              APRIL 30,   APRIL 30,    APRIL 30,
                                                1995        1995        1995
                                            (UNAUDITED) (UNAUDITED) (UNAUDITED)
                                            ----------- ----------- -----------
Net asset value, beginning of period         $10.00      $10.00      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .11**       .09**       .08**
Net realized and unrealized gain on
  investments                                   .13         .13         .16
Net increase in net asset value from
  operations                                    .24         .22         .24
Net asset value, end of period               $10.24      $10.22      $10.24

TOTAL RETURN
Total investment return based on net
  asset value(b)                               2.40%       2.20%       2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $1,917      $3,019        $185
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       .19%(a)     .90%(a)     .71%(a)
  Expenses, before waivers/reimbursements     11.71%(a)   12.35%(a)   11.80%(a)
  Net investment income, net of waivers/
    reimbursements                             3.44%(a)    2.73%(a)    2.87%(a)
Portfolio turnover rate                          51%         51%         51%


*    Commencement of operations.
**   Net of fee waived and expenses reimbursed by the Adviser.
(a)  Annualized.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for period of less than one year is not annualized.

___________________________________________________________

                       APPENDIX A: OPTIONS
___________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies -- Investment Practices -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

___________________________________________________________

  APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
___________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,

Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.
Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

___________________________________________________________

                    APPENDIX C:  BOND RATINGS
___________________________________________________________

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impair some time in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A-1, Baa 1, Ba 1 and B 1.

Standard & Poor's Ratings Services

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien-- in many cases directly following an AAA security- -or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of Z70 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade) issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

________________________________________________________________

         APPENDIX D:  ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various Japanese governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese Securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 125 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Social Democratic Party of Japan (the "SDPJ"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore inherently unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the SDPJ, the LDP and the New Party Harbinger. This coalition is led by the present prime minister Tomiichi Murayama, the first Socialist prime minister in 47 years. Various political parties within the present coalition are calling for political reform that could split the government and lead to new political alignments. Thus, the stability of the current ruling coalition is not assured.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 4.2% in real GDP terms from 1988 through 1992, compared with 2.2% for the United States during the same period. In 1993, Japan's real GDP growth rate fell to zero and increased to 0.5% in 1994. Inflation has remained low, 1.3% in 1993 and 0.7% in 1994. Still private consumer demand remains weak due to falling stock and land prices and the effects of the Kobe earthquake in January 1995. Unemployment, however, reached a forty year high of 3.23% in August, and is not expected to fall in the foreseeable future. In addition, employment has been shifting from the manufacturing to the service industry, a trend expected to continue in 1996.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Japan is in a difficult phase in its relations with its trading partners that is partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, recent large and visible Japanese real estate investments in the United States and an overall trade imbalance as indicated by Japan's balance of payments. Although probable that the recent improvement of the United States economy and an increased competitiveness and success in manufacturing, such as with the U.S. automobile industry, has had a negative effect on Japan's growth, Japan's overall trade surplus for 1994 remained the largest in its history, amounting to $121 billion. Exports totaled $396 billion, up 9.6% from 1993, and imports were $275 billion, up 14.2% from 1993. The current account surplus in 1994 was $129 billion, down 2% from from a record high in 1993. Consequently, Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. The final wording of the agreement is ambiguous, and therefore it is likely that this issue will continue to be a source of tension between the two countries. Other current sources of tension between the two countries, are the export of steel products from Japan to the United States and a dispute over aviation rights. It is expected that the continuing friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by exerted by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages which focus on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. Additional measures make it easier for companies to buy back their own stock in an attempt to revitalize the stock market and for companies to receive subsidies for offering retraining programs for laid-off workers. It is hoped by the Japanese government that public investment will serve as an impetus of private sector domestic demand. Nevertheless, these packages do not include measures which are likely to assist the economy in the near future.

         In addition to the government's emergency economic packages, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered six years of declining profits and three of the four largest securities firms reported unconsolidated pre-tax losses for 1994-1995. In addition, many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. Nevertheless, the financial system's fragility is expected to continue for the foreseeable future.

         The Japanese Yen has generally appreciated against the U.S. Dollar for the past decade. In 1995, through October 23, the Japanese Yen high against the U.S. Dollar was 123.33 Yen per dollar and the low was 95.97 Yen per dollar. On October 23, 1995, the exchange rate was 100.30 Yen per dollar.

JAPANESE STOCK EXCHANGES

         Currently, there are eight stock exchanges in Japan.
The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.3% of the share trading volume and for about 98.1% of the overall market value of all shares traded on Japanese stock exchanges during the year ended December 31, 1994. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents share trading volume and overall market value information of each of the three major Japanese stock exchanges for the years 1989 through 1994. Trading volume and value of foreign stocks are not included.

        ALL EXCHANGES        TOKYO             OSAKA            NAGOYA
       VOLUME   VALUE    VOLUME   VALUE    VOLUME   VALUE    VOLUME   VALUE
       _____    _____    ______   _____    ______   _____    _____    ______
1989   256,296  386,395  222,599  332,617  25,096   41,679   7,263    10,395
1990   145,837  231,837  123,099  186,667  17,187   35,813   4,323    7,301
1991   107,844  134,160   93,606  110,897  10,998   18,723   2,479    3,586
1992    82,563   80,456   66,408   60,110  12,069   15,575   3,300    3,876
1993   101,173  106,123   86,935   86,889  10,440   14,635   2,780    3,459
1994   105,937  114,622   84,514   87,356  14,904   19,349   4,720    5,780

Source:  The Tokyo Stock Exchange 1995 Fact Book.

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1994, the TSE accounted for 76.2% of the market value and 79.8% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 93 non-Japanese companies at the end of 1994. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1994, the three largest industry sectors, based on market value, listed on the TSE were banking, with 101 companies representing 22.2% of all domestic stocks listed on the TSE; electric appliances, with 173 companies representing 10.9% of all domestic stocks so listed; and chemicals with 130 companies representing 7.3% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         Market Growth of the TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,910.35 on December 7, 1989. Thereafter, the TOPIX declined approximately 60% through June 30, 1995. As of October 27, 1995, the TOPIX had declined by approximately 11% from the end of 1994. As of the second quarter, the TSE's price/earnings ratio was approximately 60, substantially higher than the stock markets of other developed economies.


JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on share, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. THE SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detained rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provide for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.















































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00250203.AG8